                                                                    Exhibit 4.12



===============================================================================

                                 CIT GROUP INC.

                                       AND

                          BANK ONE TRUST COMPANY, N.A.,

                                   as Trustee
                                       and

                           BANK ONE NA, LONDON BRANCH


              as London Paying Agent and London Calculation Agent


                                 --------------

                                    Indenture

                           Dated as of August 26, 2002

                                 --------------




                                 DEBT SECURITIES

===============================================================================

                                                                    Exhibit 4.12



                   TRUST INDENTURE ACT CROSS REFERENCE SHEET*

Sections of Trust                                                   Sections of
 Indenture Act                                                        Indenture
310(a)(1)                                                                 11.05
310(a)(2)                                                                 11.05
310(a)(3)                                                        Not applicable
310(a)(4)                                                        Not applicable
310(a)(5)                                                                 11.05
310(b)                                                                    11.06
310(c)                                                           Not applicable
311                                                                       11.09
312                                                                       10.03
313                                                                       10.01
314(a)                                                              10.02, 6.05
314(b)                                                           Not applicable
314(c)                                                                    15.04
314(d)                                                           Not applicable
314(e)                                                                    15.04
315(a)                                                                 11.02(1)
315(b)                                                                    11.03
315(c)                                                                    11.02
315(d)                                                                    11.02
315(e)                                                                     7.10
316(a)                                                            7.08 and 8.03
316(b)                                                                     7.09
316(c)                                                                     8.04
317(a)                                                            7.03 and 7.04
317(b)                                                                     6.03
318(a)                                                                    15.06


-------------
*The Trust Indenture Act Cross Reference Sheet is not a part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE ONE  DEFINITIONS...................................................................................1

         Section 1.01......................................................................................1
         Section 1.02......................................................................................1
                  Board of Directors.......................................................................1
                  Board Resolution.........................................................................2
                  Business day.............................................................................2
                  Component Currency.......................................................................2
                  Consolidated Subsidiaries................................................................2
                  Control..................................................................................2
                  Conversion Event.........................................................................2
                  Corporate trust office...................................................................2
                  Corporation..............................................................................3
                  Currency Determination Agent.............................................................3
                  Debt Security............................................................................3
                  Debt Securityholder; holder of Debt Securities; holder...................................3
                  Depositary...............................................................................3
                  Dollars..................................................................................3
                  Election Date............................................................................3
                  Event of default.........................................................................4
                  Foreign Currency.........................................................................4
                  Global Security..........................................................................4
                  Government Obligations...................................................................4
                  Indenture................................................................................4
                  Interest.................................................................................5
                  Judgment Date............................................................................5
                  LIBOR....................................................................................5
                  LIBOR Currency...........................................................................5
                  LIBOR Security...........................................................................5
                  London Business Day......................................................................5
                  London Paying Agent......................................................................5
                  Majority.................................................................................5
                  Market Exchange Rate.....................................................................5
                  Maturity.................................................................................6
                  Officer..................................................................................6
                  Officers' Certificate....................................................................6
                  Officer's Order..........................................................................6
                  Opinion of Counsel.......................................................................6
                  Original Issue Discount Securities.......................................................6
                  Outstanding..............................................................................6
                  Paying Agent.............................................................................7
                  Person...................................................................................7
                  Place of Payment.........................................................................7
                  Principal Financial Center...............................................................7


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

                                                                                                         Page
                                                                                                         ----

                  Record Date..............................................................................8
                  Responsible Officer......................................................................8
                  Stock Exchange...........................................................................8
                  Subsidiary...............................................................................8
                  Substitute Date..........................................................................8
                  Trust Indenture Act of 1939..............................................................8
                  Trustee..................................................................................9
                  Voting stock.............................................................................9

ARTICLE TWO  ISSUE, EXECUTION, AUTHENTICATION, REGISTRATION, AND EXCHANGE OF DEBT SECURITIES...............9

         Section 2.01......................................................................................9
         Section 2.02.....................................................................................11
         Section 2.03.....................................................................................12
         Section 2.04.....................................................................................12
         Section 2.05.....................................................................................13
         Section 2.06.....................................................................................15
         Section 2.07.....................................................................................16
         Section 2.08.....................................................................................17
         Section 2.09.....................................................................................17
         Section 2.10.....................................................................................17
         Section 2.11.....................................................................................20
         Section 2.12.....................................................................................20

ARTICLE THREE   ISSUE OF DEBT SECURITIES..................................................................21

         Section 3.01.................................................................................... 21

ARTICLE FOUR    REDEMPTION OF DEBT SECURITIES.............................................................22

         Section 4.01.....................................................................................22
         Section 4.02.....................................................................................22
         Section 4.03.....................................................................................23
         Section 4.04.....................................................................................24

ARTICLE FIVE   SINKING FUNDS..............................................................................24

         Section 5.01.....................................................................................24
         Section 5.02.....................................................................................24
         Section 5.03.....................................................................................24

ARTICLE SIX   PARTICULAR COVENANTS OF THE CORPORATION.....................................................25

         Section 6.01.....................................................................................25
         Section 6.02.....................................................................................25
         Section 6.03.....................................................................................26
         Section 6.04.....................................................................................30
         Section 6.05.....................................................................................32




                                                                                                         Page
                                                                                                         ----
         Section 6.06....................................................................................32

ARTICLE SEVEN   REMEDIES OF TRUSTEE AND DEBT SECURITYHOLDERS.............................................33

         Section 7.01....................................................................................33
         Section 7.02....................................................................................35
         Section 7.03....................................................................................36
         Section 7.04....................................................................................37
         Section 7.05....................................................................................37
         Section 7.06....................................................................................38
         Section 7.07....................................................................................38
         Section 7.08....................................................................................38
         Section 7.09....................................................................................39
         Section 7.10....................................................................................39
         Section 7.11....................................................................................40
         Section 7.12....................................................................................40
         Section 7.13....................................................................................40

ARTICLE EIGHT   CONCERNING THE DEBT SECURITYHOLDERS......................................................41

         Section 8.01....................................................................................41
         Section 8.02....................................................................................41
         Section 8.03....................................................................................42
         Section 8.04....................................................................................42

ARTICLE NINE   DEBT SECURITYHOLDERS' MEETINGS............................................................42

         Section 9.01....................................................................................42
         Section 9.02....................................................................................43
         Section 9.03....................................................................................43
         Section 9.04....................................................................................43
         Section 9.05....................................................................................43
         Section 9.06....................................................................................44
         Section 9.07....................................................................................45

ARTICLE TEN   REPORTS BY THE CORPORATION AND THE TRUSTEE AND DEBT SECURITYHOLDERS' LISTS.................45

         Section 10.01...................................................................................45
         Section 10.02...................................................................................45
         Section 10.03...................................................................................46

ARTICLE ELEVEN   CONCERNING THE TRUSTEE..................................................................47

         Section 11.01...................................................................................47
         Section 11.02...................................................................................49
         Section 11.03...................................................................................50
         Section 11.04...................................................................................50
         Section 11.05...................................................................................50




                                                                                                         Page
                                                                                                         ----
         Section 11.06...................................................................................51
         Section 11.07...................................................................................51
         Section 11.08...................................................................................52
         Section 11.09...................................................................................53
         Section 11.10...................................................................................53
         Section 11.11...................................................................................53

ARTICLE TWELVE   DEFEASANCE..............................................................................53

         Section 12.01...................................................................................53
         Section 12.02...................................................................................54
         Section 12.03...................................................................................54
         Section 12.04...................................................................................55
         Section 12.05...................................................................................55
         Section 12.06...................................................................................55

ARTICLE THIRTEEN   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, AND DIRECTORS......................56

         Section 13.01...................................................................................56

ARTICLE FOURTEEN   SUPPLEMENTAL INDENTURES...............................................................56

         Section 14.01...................................................................................56
         Section 14.02...................................................................................57
         Section 14.03...................................................................................58
         Section 14.04...................................................................................59
         Section 14.05...................................................................................59
         Section 14.06...................................................................................59

ARTICLE FIFTEEN   MISCELLANEOUS PROVISIONS...............................................................59

         Section 15.01...................................................................................59
         Section 15.02...................................................................................60
         Section 15.03...................................................................................60
         Section 15.04...................................................................................60
         Section 15.05...................................................................................61
         Section 15.06...................................................................................61
         Section 15.07...................................................................................61
         Section 15.08...................................................................................62
         Section 15.09...................................................................................62


                  INDENTURE dated as of August 26, 2002 among CIT Group Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), Bank One Trust Company, N.A., a banking corporation/association duly organized and existing under the laws of the United States (the "Trustee") and Bank One NA, London Branch, as London Paying Agent and London Calculation Agent.

                           RECITALS OF THE CORPORATION

                  The Corporation is authorized to borrow money for its corporate purposes and to issue debentures, notes or other evidences of indebtedness therefor; and for its corporate purposes, the Corporation has determined to make and issue its debentures, notes or other evidences of indebtedness in one or more series (the "Debt Securities"), as hereinafter provided, up to such principal amount or amounts as may from time to time be authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors.

                  All things necessary to make this Indenture a valid agreement of the Corporation, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That, in consideration of the premises and of the mutual covenants herein contained and for other valuable consideration, the receipt whereof is hereby acknowledged, and in order to declare the terms and conditions upon which the Debt Securities are to be issued, IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, that all the Debt Securities are to be executed, authenticated and delivered subject to the further covenants and conditions hereinafter set forth; and the Corporation, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in said trust, for the benefit of those who shall hold the Debt Securities, or any of them, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                  Section 1.01. Unless otherwise defined in this Indenture or the context otherwise requires, all terms used herein shall have the meanings assigned to them in the Trust Indenture Act of 1939.

                  Section 1.02. Unless the context otherwise requires, the terms defined in this Section 1.02 shall for all purposes of this Indenture and of any indenture supplemental hereto have the meanings hereinafter set forth, the following definitions to be equally applicable to both the singular and the plural forms of any of the terms herein defined:

                  Board of Directors:

                  The term "Board of Directors" shall mean the Board of Directors of the Corporation or any duly authorized committee of the Board of Directors of the Corporation.

                  Board Resolution:

                  The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  Business day:

                  The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to Debt Securities not denominated in Dollars, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Foreign Currency or currency unit or, if the Foreign Currency or currency unit is euro, the day is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to LIBOR Securities, the day is also a London Business Day.

                  Component Currency:

                  The term "Component Currency" has the meaning specified in
Section 2.10(e).

                  Consolidated Subsidiaries:

                  The term "Consolidated Subsidiaries" shall mean all subsidiaries except, at any given time, any subsidiary the accounts of which are excluded from the consolidated financial statements included in the last preceding annual report of the Corporation with the approval of the independent certified or public accountants or auditors who examined and reported on said financial statements.

                  Control:

                  The term "control" shall mean the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  Conversion Event:

                  The term "Conversion Event" means the unavailability of any Foreign Currency or currency unit due to the imposition of exchange controls or other circumstances beyond the Corporation's control.

                  Corporate trust office:

                  The term "corporate trust office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is presently located at [_____________________________________]; notices shall be so addressed and directed to the attention of Global Corporate Trust Services.:

                  Corporation:

                  The term "Corporation" shall mean CIT Group Inc., a Delaware corporation, unless and until any successor corporation shall have become such pursuant to the provisions of Section 15.01 hereof, and thereafter "Corporation" shall mean such successor.

                  Currency Determination Agent:

                  The term "Currency Determination Agent", with respect to Debt Securities of any series, means, unless otherwise specified in the Debt Securities of any series, a New York Clearing House bank designated pursuant to
Section 2.10 or Section 2.11.

                  Debt Security:

                  The term "Debt Security" shall mean one of the Debt Securities, or one of any series of Debt Securities (including any Global Securities) issued hereunder. A Debt Security (including any Global Security) shall be deemed to have been issued hereunder when duly authenticated by the Trustee or an agent designated by the Trustee and delivered pursuant to the provisions of this Indenture.

                  Debt Securityholder; holder of Debt Securities; holder:

                  The term "Debt Securityholder" or "holder of Debt Securities" or "holder", with respect to any Debt Security, shall mean the person in whose name such Debt Security shall be registered in the register kept for that purpose hereunder.

                  Depositary:

                  The term "Depositary" means with respect to the Debt Securities of any series issuable or issued in the form of a Global Security, the clearing agency designated as Depositary by the Corporation pursuant to
Section 2.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each clearing agency who is then a Depositary hereunder, and if at any time there is more than one such clearing agency, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

                  Dollars:

                  The term "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Election Date:

                  The term "Election Date" has the meaning specified in Section 2.10(e).

                  Event of default:

                  The term "event of default" shall have the meaning specified in Section 7.01.

                  Foreign Currency:

                  The term "Foreign Currency" means a currency issued and actively maintained as a country's recognized unit of domestic exchange by the government of any country other than the United States and such term shall include the euro.

                  Global Security:

                  The term "Global Security" shall mean a Debt Security evidencing all or part of a series of Debt Securities which is executed by the Corporation and authenticated and delivered to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a written order of the Corporation signed by two Officers, which shall be registered in the name of the Depositary or its nominee and which shall represent the amount of uncertificated Debt Securities as specified therein.

                  Government Obligations:

                  The term "Government Obligations" means securities which are
(i) direct obligations of the government which issued the currency in which the Debt Securities of a particular series are payable (except as provided in Sections 2.10(b) and 2.10(d), in which case with respect to Debt Securities for which an election has occurred pursuant to Section 2.10(b), or a Conversion Event has occurred as provided in Section 2.10(d), such obligations shall be issued in the currency or currency unit in which such Debt Securities are payable as a result of such election or Conversion Event) or (ii) obligations of a Person controlled or supervised by or acting as an agency or instrumentality of the government which issued the currency in which the Debt Securities of such series are payable (except as provided in Sections 2.10(b) and 2.10(d), in which case with respect to Debt Securities for which an election has occurred pursuant to Section 2.10(b), or a Conversion Event has occurred as provided in Section 2.10(d)), such obligations shall be issued in the currency or currency unit in which such Debt Securities are payable as a result of such election or Conversion Event), the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof.

                  Indenture:

                  The term "Indenture" or "this Indenture" shall mean this instrument and all indentures supplemental hereto, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument, any such supplemental indenture and the terms of each Debt Security issued thereunder, respectively.

                  Interest:

                  The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

                  Judgment Date:

                  The term "Judgment Date" has the meaning specified in Section 7.13.

                  LIBOR:

                  The term "LIBOR" means, with respect to any series of Debt Securities, the rate specified as LIBOR for such Debt Securities in accordance with Section 2.01.

                  LIBOR Currency:

                  The term "LIBOR Currency" means the currency specified pursuant to Section 2.01 as to which LIBOR will be calculated or, if no currency is specified pursuant to Section 2.01, Dollars.

                  LIBOR Security:

                  The term "LIBOR Security" means any Debt Security which bears interest at a floating rate calculated with reference to LIBOR.

                  London Business Day:

                  The term "London Business Day" means, with respect to any LIBOR Security, a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.

                  London Paying Agent:

                  The term "London Paying Agent" means Bank One NA, London Branch or any other Person authorized by the Corporation to serve as London Paying Agent and to pay the principal of (and premium, if any) or interest, if any, on any Debt Securities of any series denominated in euros on behalf of the Corporation.

                  Majority:

                  The term "majority", with respect to the Debt Securities or any series of Debt Securities, shall signify "majority in principal amount" whether or not so expressed.

                  Market Exchange Rate:

                  The term "Market Exchange Rate" with respect to any Foreign Currency or currency unit on any date means, unless otherwise specified in accordance with Section 2.01, the noon buying rate in The City of New York for cable transfers in such Foreign Currency or currency unit as certified for customs purposes by the Federal Reserve Bank of New York for such Foreign Currency or currency unit.

                  Maturity:

                  The term "maturity", with respect to any Debt Security, shall mean the date on which the principal of such Debt Security shall become due and payable as therein or herein provided, whether at stated maturity or by declaration of acceleration of the maturity thereof, call for redemption, or otherwise.

                  Officer:

                  The term "officer" or "Officers" of the Corporation shall mean the Chairman, Vice Chairman, President, or a Vice President, and if a second officer is required shall mean, in addition to the above, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary.

                  Officers' Certificate:

                  The term "Officers' Certificate" shall mean a certificate signed by the Chairman, Vice Chairman, President, or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Corporation, and delivered to the Trustee.

                  Officer's Order:

                  The term "Officer's Order" shall mean a written request signed by the Chairman, Vice Chairman, President, or a Vice President of the Corporation, and delivered to the Trustee.

                  Opinion of Counsel:

                  The term "Opinion of Counsel" shall mean a written opinion of counsel, which may be given by an employee of or of counsel to the Corporation, and which in form and substance shall be acceptable to the Trustee.

                  Original Issue Discount Securities:

                  The term "Original Issue Discount Securities" shall mean any Debt Securities which are initially sold at a discount from the principal amount thereof and which provide upon an event of default for declaration of an amount less than the principal amount thereof to be due and payable upon acceleration of the Maturity thereof.

                  Outstanding:

                  The term "outstanding" or "Outstanding", subject to Section
8.03 hereof, when used as of any particular time with reference to the Debt Securities, shall mean all the Debt Securities which shall theretofore have been issued under this Indenture, except: (a) Debt Securities which shall be deemed to have been retired as hereinafter provided; (b) Debt Securities, including any portion of a Global Security, which shall have been surrendered to the

Trustee for cancellation; (c) Debt Securities in substitution for which other Debt Securities shall have been issued pursuant to Section 2.07; and (d) Debt Securities or portions thereof for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent), provided that if such Debt Securities are to be redeemed prior to the stated maturity thereof, notice of such redemption shall have been mailed as provided in Article Four hereof, or provision satisfactory to the Trustee shall have been made for mailing such notice. In determining whether the holders of the requisite principal amount of outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder,
(i) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 7.02 and (ii) the principal amount of a Debt Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Debt Security, of the principal amount (or, in the case of an Original Issue Discount Security denominated in such foreign currency, the U.S. dollar equivalent on the date of original issuance of such Debt Security of the amount determined as provided in (i) above) of such Debt Security.

                  Paying Agent:

                  The term "Paying Agent" means Bank One Trust Company, N.A. or any other Persons authorized by the Corporation to pay the principal of (and premium, if any) or interest, if any, on any Debt Securities of any series denominated in Dollars on behalf of the Corporation.

                  Person:

                  The term "person" or "Person" shall mean an individual, a corporation, a partnership, a joint venture, an association, a joint stock company, a trust, an unincorporated organization, or a government or an agency or political subdivision thereof.

                  Place of Payment:

                  The term "Place of Payment", when used with respect to the Debt Securities of any particular series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable, as contemplated by Section 2.01.

                  Principal Financial Center:

                  The term "Principal Financial Center" means, unless otherwise specified in accordance with Section 2.01:

                  o the capital city of the country issuing the Foreign Currency or currency unit, except that with respect to Dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney and Melbourne, Toronto, Frankfurt, Amsterdam, Johannesburg and Zurich, respectively, or

                  o the capital city of the country to which the LIBOR Currency relates, except that with respect to Dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

                  Record Date:

                  The term "Record Date", when used with respect to an interest payment date for a series of Debt Securities, shall mean the date fixed by a Board Resolution or indenture supplemental hereto referred to in Section 2.01 for the determination of the holders of such Debt Securities entitled to payments of interest on such interest payment date.

                  Responsible Officer:

                  The term "responsible officer" of the Trustee hereunder shall mean any officer within the corporate trust office of the Trustee, which may include the chairman and vice chairman of the board of directors, the president, the chairman of the executive committee of the board of directors, the chairman of the trust committee, every vice president or officer senior thereto, every assistant vice president, the secretary, every assistant secretary, the treasurer, every assistant treasurer, every trust officer, every assistant trust officer, and every other officer and assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of, and familiarity with, a particular subject.

                  Stock Exchange

                  The term "Stock Exchange", unless specified otherwise with respect to any particular series of Debt Securities, means the Luxembourg Stock Exchange.

                  Subsidiary:

                  The term "subsidiary" shall mean any corporation, association or business trust at least a majority of the shares of the voting stock of which shall at the time be owned, directly or indirectly, by the Corporation or by one or more subsidiaries or by the Corporation and one or more subsidiaries.

                  Substitute Date:

                  The term "Substitute Date" has the meaning specified in
Section 7.13.

                  Trust Indenture Act of 1939:

                  The term "Trust Indenture Act of 1939" shall mean such act as amended to the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  Trustee:

                  The term "Trustee" shall mean the person named as Trustee in the first paragraph of this Indenture and, subject to the provisions of Article Eleven hereof, its successors and assigns. If, pursuant to the terms hereof, more than one person shall be designated as Trustee hereunder, then the term "Trustee" when used with respect to the Debt Securities of any series shall mean the Trustee for such series.

                  Voting stock:

                  The term "voting stock", as applied to the stock (or the equivalent thereof, in the case of corporations incorporated outside the continental limits of the United States of America) of any corporation, shall mean stock (or such equivalent) of any class or classes, however designated, having ordinary voting power for the election of directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

                  Certain other terms, relating principally to provisions included in this Indenture in compliance with the Trust Indenture Act of 1939, are defined in Article Eleven.

                                   ARTICLE TWO

 ISSUE, EXECUTION, AUTHENTICATION, REGISTRATION, AND EXCHANGE OF DEBT SECURITIES

                  Section 2.01. The aggregate principal amount of Debt Securities which may be executed by the Corporation and authenticated and delivered under this Indenture is unlimited.

                  The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                          (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to this Indenture);

                          (3) the date or dates on which the principal of (and premium, if any, on) the Debt Securities of the series is payable;

                          (4) the Person to whom any interest on a Debt Security of the series shall be payable, if other than the Person in whose name that Debt Security is registered at the close of business on the Record Date for such interest; the rate or rates (which may be fixed or variable) at which the Debt Securities of the series shall bear interest, if any, or the method of determining such rate or rates; the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the Record Dates for the determination of Debt Securityholders to whom interest is payable;

                          (5) the designation of the office or agency of the Corporation in the Borough of Manhattan, The City of New York, or in such other jurisdiction as may be designated in writing by the Corporation, where the Debt Securities of the series may be presented for payment, may be transferred or exchanged by the registered holders thereof or by their attorneys duly authorized in writing, and where notices and demands in respect of the Indenture and the Debt Securities of the series may be served;

                          (6) the price or prices at which, the period or periods within which, and the terms and conditions upon which the Debt Securities of the series may be redeemed, in whole or in part, at the option of the Corporation, pursuant to any sinking fund or otherwise;

                          (7) the obligation, if any, of the Corporation to redeem, purchase, or repay the Debt Securities of any series pursuant to any sinking fund or analogous provisions or at the option of a Debt Securityholder thereof, and the price or prices at which and the period or periods within which and the terms and conditions upon which the Debt Securities of such series shall be redeemed, purchased, or repaid, in whole or in part, pursuant to such obligation;

                          (8) the denominations in which the Debt Securities of the series shall be issuable if other than $1,000 and integral multiples thereof, and if less than $1,000, the principal amount which shall be entitled to one vote pursuant to Section 9.05 hereof;

                          (9) if other than the principal amount thereof, the portion of the principal amount of the Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 7.02 hereof;

                          (10) any events of default with respect to the Debt Securities of the particular series, whether or not different from those set forth herein;

                          (11) the Trustee with respect to the Debt Securities of the series;

                          (12) if other than the Trustee named in the first paragraph of this Indenture or its successors or assigns, the designation of the agent to authenticate the Debt Securities of the series, and the registrar and paying agent, which agents shall be acceptable to both the Corporation and the Trustee;

                          (13) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Debt Securities of the series shall be payable if other than the currency of the United States of America and the particular provisions applicable thereto, in accordance with, in addition to or in lieu of the provisions of Section 2.10;

                          (14) if the amount of payments of principal of and any premium or interest on the Debt Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                          (15) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;

                          (16) if other than as provided in Section 2.04, the manner in which principal of (and premium, if any) and interest, if any, on the Debt Securities shall be payable;

                          (17) if other than as provided in Article 12, the manner in which the Debt Securities of the series are to be defeased;

                          (18) if the principal of (and premium, if any) and interest, if any, on the Debt Securities of that series are to be payable, at the election of the Corporation or a holder of a beneficial interest in a Global Security thereof, in a currency or currency unit other than that in which such Debt Securities are denominated or stated to be payable, in accordance with provisions in addition to or in lieu of, or in accordance with the provisions of, Section 2.10, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Debt Securities are denominated or stated to be payable and the currency or currency unit in which such Debt Securities are to be so payable;

                          (19) the designation of the original Currency Determination Agent, if any; and

                          (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto.

                  Section 2.02. The Debt Securities of each series and the relevant certificate of authentication shall be in the form (including global form) approved by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. The Debt Securities shall be authenticated by the Trustee or an agent designated by the Trustee.

                  The Debt Securities shall be registered Debt Securities without coupons. The Debt Securities may have such letters, numbers, or other marks of identification or designation and such legends or endorsements typewritten, printed, lithographed, or engraved thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debt Securities may be listed, or to conform to usage.

                  Only such of the Debt Securities as shall bear thereon a certificate substantially in the form of the certificate of authentication approved by or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, manually executed by the Trustee or an agent designated by the Trustee, shall be valid or become obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and such certificate of authentication upon any such Debt Security executed as aforesaid shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

                  Section 2.03. The Debt Securities shall be signed in the name and on behalf of the Corporation by the original or facsimile signature of its Chairman, Vice Chairman, President, or any Vice President and an original or facsimile of its corporate seal shall be attested by the original or facsimile signature of the Secretary or an Assistant Secretary of the Corporation. The Debt Securities shall then be delivered to the Trustee or an agent for authentication so designated by the Trustee, and thereupon, as provided in
Section 3.01, the Trustee or an agent designated by the Trustee shall authenticate and deliver such Debt Securities. In case any officer of the Corporation who shall have signed any of the Debt Securities shall cease to be such officer of the Corporation before the Debt Securities so signed shall have been actually authenticated and delivered, such Debt Securities may nevertheless be issued, authenticated, and delivered as though the person who signed such Debt Securities had not ceased to be such officer of the Corporation; and also any of the Debt Securities may be signed on behalf of the Corporation by such persons as, at the actual date of the execution of such Debt Securities, shall be the proper officers of the Corporation, although at the date of the execution of this Indenture any such person was not such officer.

                  Section 2.04. Each Debt Security shall be dated the date of its authentication unless otherwise provided by or pursuant to a Board Resolution or established in one or more indentures supplemental hereto.

                  Unless otherwise provided as contemplated by Section 2.01 with respect to any series of Debt Securities, the person in whose name any Debt Security is registered in the register at the close of business on any Record Date with respect to any applicable interest payment date for such Debt Security shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Debt Security upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such interest payment date; provided, however, that if and to the extent the Corporation shall default in the payment of the interest due on such interest payment date, the defaulted interest shall be paid to the persons in whose names outstanding Debt Securities are registered on a subsequent record date for the payment of such defaulted interest established by notice given by mail by or on behalf of the Corporation to the holders of Debt Securities not less than fifteen days preceding such subsequent record date, such subsequent record date to be not less than five days preceding the date of payment of such defaulted interest.

                  Unless otherwise provided as contemplated by Section 2.01 with respect to any series of Debt Securities, the principal of (and premium, if any) and interest, if any, on the Debt Securities shall be payable at the office or agency of the Corporation maintained for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the

United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that interest on the Debt Securities may be paid by check mailed to the registered holders thereof at their addresses as the same shall from time to time appear on the register of the Corporation.

                  Notwithstanding the foregoing, a holder of $1,000,000 or more in aggregate principal amount of Debt Securities of any series of Global Securities (or its equivalent in a Foreign Currency, if the currency unit is a Foreign Currency), whether having identical or different terms and provisions, having the same interest payment dates will be entitled to receive interest payments, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee for the Debt Securities of such series at least 15 days prior to the applicable interest payment date. In addition to the foregoing, a holder of $1,000,000 or more in aggregate principal amount of Debt Securities of any series of Global Securities (or its equivalent in a Foreign Currency, if the currency unit is a Foreign Currency), whether having identical or different terms and provisions, having the same Maturity will be entitled to receive payment at Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee for the Debt Securities of such series at least 15 days prior to Maturity; provided; however, that such payments shall be made subject to applicable laws and regulations and only after surrender of the Global Securities to the Corporation, the corporate trust office or the Paying Agent or the London Paying Agent, as applicable, for such Global Securities not later than one Business Day prior to Maturity. Any wire instructions received by the Trustee for the Securities of such series shall remain in effect until revoked by the Holder.

                  Unless otherwise provided or contemplated by Section 2.01, every permanent Global Security will provide that interest, if any, payable on any interest payment date will be paid to the Depositary or its nominee or any clearing agency or Paying Agent or London Paying Agent or their respective nominees as the registered owner and holder of the Global Security.

                  Section 2.05. (a) Pending the preparation of definitive Debt Securities of any series, the Corporation may execute and cause to be authenticated and delivered, in accordance with the terms of this Indenture, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed, or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions, and other variations as the officers executing such Debt Securities may determine, as evidenced by their execution of such Debt Securities.

                  If temporary Debt Securities of any series are issued, the Corporation will cause definitive Debt Securities of the same series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities, the temporary Debt Securities shall be exchangeable for definitive Debt Securities of the same series, containing the same terms as the temporary Debt Securities surrendered, upon surrender of the temporary Debt Securities at the office or agency of the Corporation in the Borough of Manhattan, The City of New York, or in such other jurisdiction as may be designated in writing by the Corporation, as provided in Section 6.02, without charge to the Debt Securityholder. Upon surrender for cancellation of any one or more temporary Debt Securities, the Corporation shall execute and cause to be authenticated and delivered in exchange therefor an equal aggregate principal amount of definitive Debt Securities of authorized denominations of the same series and of like tenor. Until so exchanged, the duly authenticated temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series authenticated and delivered hereunder.

                  (b) If the Corporation shall establish pursuant to Section
2.01 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Corporation shall execute and the Trustee or an agent designated by the Trustee shall, in accordance with
Section 2.01 and pursuant to an Officer's Order, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Debt Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee or an agent designated by the Trustee to such Depositary or pursuant to such Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Debt Securities in definitive form, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Successor Depositary."

                  Notwithstanding any other provision of this Section 2.05 or
Section 2.06, unless and until it is exchanged in whole or in part for Debt Securities in definitive form, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for the Debt Securities of a series notifies the Corporation that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Debt Securities of a series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Corporation shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, the Corporation will execute and the Trustee or an agent designated by the Trustee, upon receipt of an Officer's Order instructing the Trustee or its agent to authenticate and deliver definitive Debt Securities of such series, will authenticate and deliver Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  The Corporation may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Corporation will execute and the Trustee or an agent designated by the Trustee, upon receipt of an Officer's Order instructing the Trustee or its agent to authenticate and deliver Debt Securities of such series, will authenticate and deliver Debt Securities of such series in definitive form and in an aggregate principal amount equal to the amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  If specified by the Corporation pursuant to Section 2.01 with respect to Debt Securities of a series, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange, in whole or in part, for Debt Securities of such series in definitive form on such terms as are acceptable to the Corporation and such Depositary. Thereupon, the Corporation shall execute and the Trustee or an agent designated by the Trustee, upon receipt of an Officer's Order, shall authenticate and deliver, without charge,

                  (i) to each person specified by the Depositary, a new Debt Security or Securities of the same series of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

                  (ii) to the Depositary, a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to holders thereof.

                  Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Debt Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the persons in whose names such Debt Securities are so registered.

                  Section 2.06. The Corporation will keep, at the office or agency to be maintained by it in the Borough of Manhattan, The City of New York, or in such other jurisdiction as may be designated in writing by the Corporation, as provided in Section 6.02, a register for the registration of transfer of the Debt Securities, as in this Indenture provided (the "register"), which register shall at all times be open for inspection by the Trustee. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                  Upon surrender for registration of transfer of any Debt Security at either of such offices or agencies, the Corporation shall execute and cause to be authenticated and delivered a Debt Security or Debt Securities of the same series for an equal aggregate principal amount, like tenor, and with a maturity or maturities in accordance with the terms of such Debt Security or Debt Securities, in such authorized denomination or denominations and registered in such name or names as may be requested.

                  Debt Securities in their several authorized denominations are exchangeable for a Debt Security or Debt Securities of the same series, in authorized denominations and an equal aggregate principal amount, like tenor, and with a maturity or maturities in accordance with the terms of such Debt Security or Debt Securities. Debt Securities to be exchanged as aforesaid shall be surrendered for that purpose by the registered holder thereof at such office or agency and the Corporation shall execute and cause to be authenticated and delivered, in exchange therefor, the Debt Security or Debt Securities of the same series in such authorized denomination or denominations as the Debt Securityholder making the exchange shall have requested and shall be entitled to receive. The Corporation shall not be required to make any exchange or registration of transfer of (1) any Debt Security which shall have been designated for redemption in whole or in part, except, in the case of any Debt Security to be redeemed in part, the portion thereof not to be so redeemed or
(2) any Debt Security for a period of 15 days next preceding any selection of Debt Securities for redemption.

                  All Debt Securities presented or surrendered for registration of transfer, exchange, or payment shall (if so required by the Corporation, the Trustee, or any agent) be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, the Trustee, or such agent, duly executed by the registered holder or by his attorney duly authorized in writing.

                  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

                  The Corporation, its agents, and the Trustee may deem and treat the person in whose name any Debt Security is registered as the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for all purposes whatsoever (subject to the provisions set forth herein relating to Record Dates and record dates for the payment of any defaulted interest), and the Corporation, its agents, and the Trustee shall not be affected by any notice to the contrary.

                  No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Corporation, the Trustee, and any agent of the Corporation or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as holder of any Debt Security.

                  Section 2.07. In case any Debt Security shall become mutilated or be destroyed, lost or stolen, and subject to the conditions hereinafter set forth, the Corporation in the case of a mutilated Debt Security shall, and in the case of a lost, stolen, or destroyed Debt Security may, in its discretion, execute, and thereupon the Trustee or an agent designated by the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, a new Debt Security of the same series, tenor, and principal amount and bearing a different number not contemporaneously outstanding, in exchange and substitution for and upon cancellation of the mutilated Debt Security or in lieu of and substitution for the Debt Security so destroyed, lost, or stolen; provided, however, that if any such mutilated, destroyed, lost, or stolen Debt Security shall have become payable upon the maturity thereof, the Corporation may, instead of issuing a substitute Debt Security, pay or authorize the payment of such Debt Security without requiring the surrender thereof (except in the case of a mutilated Debt Security). The applicant for any substitute Debt Security or for payment of any such mutilated, destroyed, lost, or stolen Debt Security shall furnish to the Corporation, the Trustee, or any agent designated by the Trustee evidence satisfactory to them, in their discretion, of the ownership of and the destruction, loss, or theft of such Debt Security and shall furnish to the Corporation and the Trustee or any agent designated by the Trustee indemnity satisfactory to them, in their discretion, and, if required, shall reimburse the Corporation, the Trustee, or any agent designated by the Trustee for all expenses (including counsel fees and expenses) in connection with the preparation, issue, and authentication of such substitute Debt Security or the payment of such mutilated, destroyed, lost, or stolen Debt Security, and shall comply with such other reasonable regulations as the Corporation, the Trustee, or any agent designated by the Trustee, or any of them, may prescribe. Any such new Debt Security delivered pursuant to this
Section 2.07 shall constitute an additional contractual obligation on the part of the Corporation, whether or not the allegedly destroyed, lost, or stolen Debt Security shall be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Debt Securities of the same series issued hereunder.

                  Section 2.08. Subject to the provisions set forth herein relating to Record Dates and record dates for the payment of any defaulted interest, each Debt Security delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon registration of transfer of, any other Debt Security of the same series shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

                  Section 2.09. All Debt Securities included in any one series need not be issued by the Corporation at the same time. Unless otherwise provided, a series may be reopened for issuances of additional securities in such securities upon delivery of an Officer's Order to the Trustee.

                  Section 2.10. Unless otherwise specified in accordance with
Section 2.01 with respect to any series of Debt Securities, the following provisions shall apply:

                           (a) subject to paragraph (b) below, the principal of,
premium, if any, and interest on Debt Securities of any series denominated in a Foreign Currency or currency unit will be payable by the Corporation in Dollars based on the equivalent of that Foreign Currency or currency unit converted into Dollars in the manner described in paragraphs (c) and (d) below.

                           (b) It may be provided pursuant to Section 2.01 with
respect to Debt Securities of any series denominated in a Foreign Currency or currency unit that holders of beneficial interests in a Debt Security shall have the option, subject to paragraph (d) below, to receive payments of principal of, premium, if any, and interest on such Debt Securities in such Foreign Currency or currency unit by delivering to the Trustee (or to any duly appointed Paying Agent or London Paying Agent) for such Debt Securities of that series a written election, to be in form and substance satisfactory to such Trustee (or to any such Paying Agent or London Paying Agent), not later than the close of business on the Election Date immediately preceding the applicable payment date. If a holder so elects to receive such payments in such Foreign Currency or currency unit, such election will remain in effect for such holder until changed by such holder by written notice to the Trustee (or to any such Agent) for the Debt Securities of that series; provided, however, that any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date; and provided, further, that no such change or election may be made with respect to payments to be made on any Debt Security of such series with respect to which an Event of Default has occurred, the Corporation has exercised any defeasance, satisfaction or discharge options pursuant to Article Twelve or notice of redemption has been given by the Corporation pursuant to Article Four. If any holder makes any such election, such election will not be effective as to any transferee of such Holder and such transferee shall be paid in Dollars unless such transferee makes an election as specified above. Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee (or to any duly appointed Paying Agent or London Paying Agent) for the Debt Securities of such series not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in Dollars.

                           (c) With respect to any Debt Securities of any series
denominated in a Foreign Currency or currency unit and payable in Dollars, the amount of Dollars so payable will be determined by the Currency Determination Agent based on the highest indicative quotation in The City of New York selected by the Currency Determination Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date. Such selection shall be made from among the quotations appearing on the bank composite or multi-contributor pages of three recognized foreign exchange dealers (one of which may be the Currency Determination Agent). The first three such foreign exchange dealers selected by the Currency Determination Agent which are offering quotes on the specified Foreign Currency shall be used. If such quotations are unavailable from at least three recognized foreign exchange dealers payments shall be made in the Foreign Currency or currency unit. All currency exchange costs associated with any payment in Dollars on any such Registered Securities will be borne by the holder thereof by deductions from such payment.

                           (d) If a Conversion Event occurs with respect to a
Foreign Currency or currency unit in which Debt Securities of any series are payable, then with respect to each date for the payment of principal of, premium, if any, and interest on the Debt Securities of that series occurring after the last date on which such Foreign Currency or currency unit was used, the Corporation may make such payment in Dollars. The Dollar amount to be paid by the Corporation to the Trustee for the Debt Securities of such series and by such Trustee or any Paying Agent for the Debt Securities of such series to the holders of such Debt Securities with respect to such payment date shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate as of the second Business Day preceding the applicable payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or as otherwise established pursuant to Section 2.01 with respect to such series of Debt Securities; provided; however, that if a Conversion Event occurs with respect to the euro, the equivalent of the euro in Dollars as of any date shall be determined by the Currency Determination Agent on the following basis: The Component Currencies of the euro for this purpose shall be the currency amounts that were components of the euro as of the last date on which the ECU was used in the European Monetary System. The equivalent of the euro in Dollars shall be calculated by aggregating the Dollar equivalents of the Component Currencies. The Dollar equivalent of each of the Component Currencies shall be determined by the applicable Paying Agent, London Paying Agent or the Currency

Determination Agent on the basis of the most recently available Market Exchange Rates for such components. Any payment in respect of such Debt Security made under such circumstances in Dollars will not constitute an Event of Default hereunder.

                           (e) For purposes of this Indenture the following
terms shall have the following meanings:

                           A "Component Currency" shall mean any currency which is a component currency of any currency unit.

                           "Election Date" shall mean, for the Debt Securities of any series, the date specified pursuant to Section 2.01(18).

                           (f) Notwithstanding any other provisions of this
Section 2.10, the following shall apply: (i) if the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a component shall be divided or multiplied in the same proportion, (ii) if two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such a single currency, (iii) if any Component Currency is divided into two or more currencies, the amount of that original Component Currency as a component shall be replaced by the amounts of such two or more currencies having an aggregate value on the date of division equal to the amount of the former Component Currency immediately before such division and (iv) in the event of an official redenomination of any currency (including, without limitation, a currency unit), the obligations of the Corporation to make payments in or with reference to such currency on the Debt Securities of any series shall, in all cases, be deemed immediately following such redenomination to be obligations to make payments in or with reference to that amount of redenominated currency representing the amount of such currency immediately before such redenomination.

                           (g) All determinations referred to in this
Section 2.10 made by the Currency Determination Agent shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the holders of the applicable Debt Securities. The Currency Determination Agent shall promptly give written notice to the Trustee for the Securities of such series of any such decision or determination. The Currency Determination Agent shall have no liability for any determinations referred to in this Section 2.10 made by it.

                           (h) The Trustee for the Debt Securities of a
particular series shall be fully justified and protected in relying and acting upon information received by it from the Corporation and the Currency Determination Agent with respect to any of the matters addressed in or contemplated by this Section 2.10 and shall not otherwise have any duty or obligation to determine such information independently.

                  Section 2.11. If and so long as the Debt Securities of any series (a) are denominated in a currency unit or a currency other than Dollars or (b) may be payable in a currency unit or a currency other than Dollars, or so long as it is required under any other

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provision of this Indenture, then the Corporation shall maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. The Corporation shall cause the Currency Determination Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 2.10 for the purpose of determining the applicable rate of exchange and for the purpose of converting the issued currency or currency unit into the applicable payment currency or currency unit for the payment of principal (and premium, if any) and interest, if any, pursuant to
Section 2.10.

                  If the Currency Determination Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Currency Determination Agent for any cause, with respect to the Debt Securities of one or more series, the Corporation, by an Officer's Order, shall promptly appoint a successor Currency Determination Agent or Currency Determination Agents with respect to the Debt Securities of that or those series (it being understood that any such successor Currency Determination Agent may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall only be one Currency Determination Agent with respect to the Debt Securities of any particular series).

                  No resignation of the Currency Determination Agent and no appointment of a successor Currency Determination Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Currency Determination Agent as evidenced by a written instrument delivered to the Corporation and the Trustee of the appropriate series of Debt Securities accepting such appointment executed by the successor Currency Determination Agent.

                  Section 2.12. Subject to Section 2.10, each reference to any currency or currency unit in any Debt Security, or in the Board Resolution or supplemental indenture relating thereto, shall mean only the referenced currency or currency unit and no other currency or currency unit.

                  The Trustee and each Paying Agent and London Paying Agent shall segregate moneys, funds and accounts held by the Trustee and such Paying Agent or London Paying Agent in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein which would otherwise permit the Trustee or any Paying Agent or London Paying Agent to commingle such amounts.

                  Whenever any action or act is to be taken hereunder by the holders of Debt Securities denominated in a Foreign Currency or currency unit, then for purposes of determining the principal amount of Debt Securities held by such holders, the aggregate principal amount of the Debt Securities denominated in a Foreign Currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers' Certificate for such Foreign Currency or currency unit into Dollars as of the date the taking of such action or act by the holders of the requisite percentage in principal amount of the Debt Securities is evidenced to such Trustee.

                                  ARTICLE THREE

                            ISSUE OF DEBT SECURITIES

                  Section 3.01. At any time and from time to time after the execution and delivery of this Indenture the Corporation may deliver to the Trustee Debt Securities duly executed by the proper officers of the Corporation. The Trustee or an agent designated by the Trustee shall authenticate and deliver the Debt Securities pursuant to an Officer's Order.

                  In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee or any agent designated by the Trustee shall be entitled to receive, and shall be fully protected in relying upon:

                  (1) a copy of any Board Resolution by or pursuant to which the terms of such series were established and, if applicable, an appropriate record of any action taken pursuant to such resolution;

                  (2) an executed supplemental indenture, if any;

                  (3) an Officers' Certificate prepared in accordance with
Section 15.04 and which shall also state that the Corporation is not in default under the provisions of this Indenture; and

                  (4) an Opinion of Counsel prepared in accordance with
Section 15.04 which shall also state:

                           (a) that the form of such Debt Securities has been established by or pursuant to a Board Resolution or by a supplemental indenture in conformity with the provisions of this Indenture;

                           (b) that the terms of such Debt Securities have been established by or pursuant to a Board Resolution or by a supplemental indenture in conformity with the provisions of this Indenture;

                           (c) that such Debt Securities, when authenticated and delivered by the Trustee or any agent designated by the Trustee and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid, and binding obligations of the Corporation, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                           (d) that all laws and requirements in respect of the execution and delivery by the Corporation of the Debt Securities have been complied with and that authentication and delivery of the Debt Securities by the Trustee or any agent designated by the Trustee will not violate the terms of this Indenture.

                  Notwithstanding the provisions of this Section 3.01, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate, or the Opinion of Counsel otherwise required pursuant to this Section at or prior to the time of authentication of each Debt Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Debt Security of such series to be issued.

                  After any such first delivery of Debt Securities of a series, any separate request by the Corporation that the Trustee authenticate Debt Securities of such series for original issue will be deemed to be a certification by the Corporation that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Debt Securities continue to have been complied with.

                  The Trustee shall be entitled pursuant to Section 15.04 to request such additional information and shall have the right to decline to authenticate and deliver any Debt Securities under this Section 3.01 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its Board of Directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents or assistant vice presidents shall determine that such action would expose the Trustee to personal liability to existing Debt Securityholders or would adversely affect the Trustee's rights, duties, obligations, or immunities under this Indenture.

                                  ARTICLE FOUR

                          REDEMPTION OF DEBT SECURITIES

                  Section 4.01. Debt Securities of any series which are redeemable pursuant to their terms shall be redeemable in accordance with the terms and provisions thereof and in accordance with this Article Four. The election of the Corporation to redeem all or part of the Debt Securities of any series shall be evidenced by a Board Resolution.

                  Section 4.02 In the event of redemption at any time of all or a part of any series of Debt Securities, the Corporation shall, at least 60 days prior to the redemption date (unless a shorter notice shall be consented to by the Trustee), give written notice to the Trustee of the tenor and the principal amount of the Debt Securities of such series to be redeemed and specifying the date on which it is proposed that notice of such redemption will be mailed and the date of redemption. After receipt of such notice, if such redemption is of only a part of a series of Debt Securities, the Trustee shall select, in any manner deemed by the Trustee to be fair and appropriate, the Debt Securities or portions thereof (in multiples of $1,000 or such other authorized amounts) to be redeemed and shall notify the Corporation of the particular Debt Securities or portions thereof selected for redemption.

                  On or prior to the date fixed for redemption specified in the notice of redemption given as provided in this Section 4.02, the Corporation will deposit with the Trustee or with any paying agent (or if the Corporation is acting as its own paying agent, segregate and hold in trust as provided in
Section 6.03) an amount of money sufficient to redeem on the date fixed for redemption all the Debt Securities called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption.

                  Section 4.03. In case the Corporation shall elect to redeem any Debt Securities or any portion thereof pursuant to this Article Four, it shall give notice of its election to do so by mailing written notice, first class postage prepaid, at least 30 days prior to the redemption date, to all holders of Debt Securities to be redeemed, addressed to them at their respective addresses as the same shall then appear in the register of the Corporation. Any notice which shall be mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder shall receive such notice. Failure to mail such notice, or any defect in the notice mailed, to the holder of any Debt Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security. The notice to each such holder shall state such election on the part of the Corporation, the redemption date, the place of payment and redemption, the redemption price, and, in case of partial redemption of a series of Debt Securities, the particular Debt Securities of such series to be redeemed in whole or in part and, if a portion of any Debt Security is to be redeemed, the amount of such portion, and that the interest, if any, on the Debt Securities or portions thereof specified in such notice for redemption shall cease to accrue on the redemption date.

                  Notice having been so given by mail, the Debt Securities or portions thereof so designated for redemption shall, on the redemption date specified in such notice, become due and payable at the redemption price thereof, determined as provided in the Board Resolution or supplemental indenture establishing such series; provided, however, that if the redemption date shall be the same as an interest payment date, such interest shall be payable to the holders of the Debt Securities on the applicable Record Date; and from and after the redemption date so specified (unless the Corporation shall default in the payment of the redemption price) interest, if any, on such series of Debt Securities or portions thereof shall cease to accrue and, upon presentation of the Debt Securities of such series at said place of payment and redemption in accordance with said notice, the Debt Securities of such series or portions thereof shall be paid by the Corporation at the redemption price aforesaid. If the Debt Securities of such series or portions thereof shall not be so paid upon presentation thereof, the principal and the premium, if any (and, to the extent that interest thereon shall be legally enforceable, the interest), included in such redemption price shall, until paid, bear interest from the redemption date at the rate expressed in the Debt Securities.

                  Upon the partial redemption of any Debt Security of an authorized denomination, and upon the surrender thereof to the Trustee or any paying agent and either payment by the Trustee or any paying agent of the redemption price of the portion thereof called for redemption or the receipt by the Trustee or any paying agent of evidence satisfactory to it of the payment of such redemption price, the Trustee or any agent designated by the Trustee shall authenticate and deliver to or on the order of the registered holder of such Debt Security, without charge, a new Debt Security or Debt Securities, of the same series, of like tenor, and in an aggregate principal amount equal to the unredeemed portion of the Debt Security or Debt Securities so surrendered, each new Debt Security to be in such authorized denomination as such registered holder may elect. If a Global Security is so surrendered, such new Debt Security so issued shall be a new Global Security.

                  Section 4.04. All Debt Securities redeemed and paid pursuant to the provisions of this Article Four shall be canceled and disposed of as provided in Section 15.05, and, except in the case of partial redemption of any Debt Security, no Debt Security shall be issued under this Indenture in lieu thereof.

                                  ARTICLE FIVE

                                  SINKING FUNDS

                  Section 5.01. The provisions of this Article Five shall be applicable to any sinking fund established in or pursuant to a Board Resolution or one or more indentures supplemental hereto for the retirement of Debt Securities of any series except as otherwise specified or contemplated by
Section 2.01 for Debt Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 5.02. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

                  Section 5.02. The Corporation (1) may deliver outstanding Debt Securities of a series (other than any previously called for redemption) that have been held by the Corporation as treasury securities and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Corporation pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  Section 5.03. Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities, the Corporation will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of that series pursuant to Section 5.02 and will also deliver to the Trustee any Debt Securities to be so credited which have not theretofore been delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debt Securities of such series to be redeemed upon such sinking fund payment date in the manner specified in Section 4.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 4.03. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 4.02 and 4.03.

                                   ARTICLE SIX

                     PARTICULAR COVENANTS OF THE CORPORATION

                  The Corporation hereby covenants and agrees for the benefit of each series of Debt Securities as follows:

                  Section 6.01. The Corporation will duly and punctually pay the principal of (and premium, if any, on) each of the Debt Securities of such series, and the interest, if any, which shall have accrued thereon, at the dates and place and in the manner mentioned in such Debt Security, according to the true intent and meaning thereof. The interest, if any, on any Debt Security of such series shall be payable to the registered holder thereof as shown on the register of the Corporation and as provided in Section 2.04. When and as paid, all Debt Securities of such series shall be canceled and disposed of as provided in Section 15.05, and no Debt Securities of such series shall be issued under this Indenture in lieu thereof.

                  Section 6.02. If Debt Securities of a series are issuable only as Global Securities, the Corporation will maintain in each Place of Payment for that series an office or agency where Debt Securities of that series may be presented or surrendered for payment, an office or agency where Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation with respect to the Debt Securities of that series and this Indenture may be served. If Debt Securities of a series are issuable in definitive form, the Corporation will maintain (A) an office or agency (which may be the same office or agency) in a Place of Payment for that series in the United States where any Global Securities of that series may be presented or surrendered for payment, where any Global Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange, where notices and demands to or upon the Corporation in respect of the Debt Securities of that series and this Indenture may be served and where definitive securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Debt Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Debt Securities of that series are listed on the Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Corporation will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Global Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange and where notices and demands to or upon the Corporation in respect of the Debt Securities of that series and this Indenture may be served. The Corporation will give prompt written notice to the Trustee for the Debt Securities of that series of the location, and any change in the location, of any such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency in respect of any series of Debt Securities or shall fail to furnish the Trustee for the Debt Securities of that series with the address thereof, such presentations (to the extent permitted by law), and surrenders of Debt Securities of that series may be made and notices and demands may be made or served at the corporate trust office of such Trustee, except that securities issued in definitive form of that series and the related coupons may be presented and surrendered for payment at the offices specified in the Debt Security, and the Corporation hereby appoint the same as their agent to receive such respective presentations, surrenders, notices and demands.

                  No payment of principal (and premium, if any) or interest, if any, on securities issued in definitive form shall be made at any office or agency of the Corporation in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States. Payments will not be made in respect of securities issued in definitive form or coupons appertaining thereto pursuant to presentation to the Corporation or its designated Paying Agents within the United States. Notwithstanding the foregoing, payment of principal of (and premium, if any) and interest, if any, on any securities issued in definitive form denominated and payable in Dollars will be made at the office of the Corporation's Paying Agent in the United States, if, and only if, payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for that purpose by the Corporation in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Corporation has delivered to the Trustee an Opinion of Counsel to that effect.

                  The Corporation may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Debt Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in each Place of Payment for such purpose. The Corporation will give prompt written notice to the Trustee for the Debt Securities of each series so affected of any such designation or rescission and of any change in the location of any such office or agency.

                  Section 6.03. (a) The Corporation agrees, for the benefit of the holders from time to time of the Debt Securities, that, until all of the Debt Securities of the applicable series are no longer outstanding or until moneys for the payment of all of the principal of and interest on all outstanding Debt Securities of such series shall have been made available at the principal office of the Paying Agents, whichever occurs earlier, there shall at all times be a Paying Agent hereunder. The Corporation agrees, for the benefit of the holders from time to time of the Debt Securities of any series denominated in euros, that, until all of the Debt Securities of the applicable series are no longer outstanding or until moneys for the payment of all of the principal of and interest on all outstanding Debt Securities of such series denominated in euros shall have been made available at the principal office of the London Paying Agent, whichever occurs earlier, there shall at all times be a London Paying Agent hereunder. The Corporation hereby appoints Bank One Trust Company, N.A., at present having an office at 153 W.51st Street, New York, New York, as its principal paying agent in New York, BNP Paribas, Securities Services, Luxemburg Branch, at present having an office at 23, avenue de la Porte Neuve, 20855, Luxembourg, and, to the extent any series of Debt Securities are denominated in euros as provided in Section 2.01, Bank One NA, London Branch, at present having an office at 27 Leadenhall Street, London EC3A 1AA, as London Paying Agent in respect of the Debt Securities, upon the terms and subject to the conditions herein and therein set forth, it being understood that in their capacity as Paying Agents hereunder, Bank One Trust Company, N.A., BNP Paribas Securities Services, Luxemburg Branch, and Bank One NA, London Branch, will perform their duties exclusively through their offices in New York, Luxembourg and London, respectively. The Paying Agents and London Paying Agent shall arrange for the payment, from funds furnished by the Corporation to the Paying Agents or London Paying Agent, as applicable, of the principal of and interest on each series of Debt Securities on the date such payments become due and payable. With respect to each series of Debt Securities for which Bank One Trust Company, N.A., BNP Paribas Luxembourg and Bank One NA, London Branch, serve as Paying Agents or London Paying Agent, such Paying Agent or London Paying Agent shall have the powers and authority granted to and conferred upon them herein and in the notes or other instrument evidencing such series of Debt Securities.

                           (b) Until all of the Debt Securities are no longer
outstanding, the Corporation shall appoint a Calculation Agent. The Corporation hereby appoints Bank One Trust Company, N.A, at present having an office at 153 W.51st Street, New York, New York, to act as Calculation Agent with respect to each series of Debt Securities issued in Dollars hereunder and appoints Bank One NA, London Branch, at present having an office at 27 Leadenhall Street, London EC3A 1AA, as London Calculation Agent with respect to each series of Debt Securities denominated in euros, upon the terms and subject to the conditions herein set forth. The Calculation Agent and the London Calculation Agent shall calculate the interest applicable to any series of Debt Securities in the manner established pursuant to Section 2.01 hereof and in such notes or other instrument evidencing such series of Debt Securities and shall undertake all other services hereinafter described upon the terms and subject to the conditions herein, including, but not limited to, complying with the notice provisions of Section 6.03(f) hereof. The Calculation Agent and the London Calculation Agent shall have the powers and authority granted to and conferred upon it herein and in the notes or other instrument evidencing such series of Debt Securities.

                           (c) Each of the Paying Agents, the London Paying
Agent, the Calculation Agent and the London Calculation Agent is herein referred to as an "Agent" and they are referred to collectively as the "Agents". Prior to issuing any series of Debt Securities, the Corporation will cause such Agents to execute and deliver to the Corporation (with a copy to the Trustee unless the Trustee or the Paying Agent or the Calculation Agent is also such Agent) a written instrument in which such Agent shall agree to act as such hereunder, subject to the provisions of this Article. The Corporation may also serve as Paying Agent, London Paying Agent, Calculation Agent or London Calculation Agent or appoint any of its affiliates to serve as Paying Agent, London Paying Agent, Calculation Agent or London Calculation Agent. The Corporation will give to the Trustee (unless the Trustee, the Paying Agent or the London Calculation Agent is also such Agent) written notice of any change in the location of any office or agency of the Agents hereunder. The Corporation shall have the right to vary or terminate the appointment of any such office or agency.

                           (d) Each Agent accepts its obligations set forth
herein upon the terms and conditions hereof and thereof. If an Agent shall change its specified office, it shall give to the Corporation and the Trustee (unless the Trustee, the Paying Agent or the Calculation Agent is also such Agent) not less than 45 days' prior written notice to that effect giving the address of the new office.

                           (e) (i) The Calculation Agent or the London
Calculation Agent, as applicable, shall make all calculations with respect to the rate of interest on floating interest rate notes with respect to each series of Debt Securities and shall notify (x) the Corporation and the Trustee (if different from the Calculation Agent) in accordance with Section 15.07, and any Paying Agent or London Paying Agent, as applicable, with respect to such series in accordance with Section 6.03(f) and to any stock exchange on which such series of Debt Securities are at the relevant time listed, not later than 12:00 p.m. (London time, in the case of Debt Securities denominated in euros and 12:00 p.m. New York City time, in the case of Debt Securities denominated in Dollars) on the date on which the rate of interest is to be determined with respect to floating interest rate notes as established pursuant to Section 2.01 and (y) to the registered holders of any floating rate notes in accordance with Section
15.07 as soon as possible after their determination but in no event later than the second Business Day thereafter.

                               (ii) The Calculation Agent or the London
Calculation Agent, as applicable, shall make all calculations with respect to the amount of interest and/or principal due on each interest payment date or at Maturity, as established pursuant to Section 2.01, with respect to each series of Debt Securities and shall notify the Corporation and the Trustee (if different from the Calculation Agent) in accordance with Section 15.07 and any Paying Agent or London Paying Agent, as applicable, in accordance with Section 6.03(f), not later than 12:00 p.m., London time, in the case of Debt Securities denominated in euros and 12:00 p.m. New York City time, in the case of Debt Securities denominated in Dollars, of such amount on the second Business Day prior to the date on which such interest and/or principal is due and payable.

                           (f) Any notice or other communication required to be
given hereunder shall be delivered in person, sent by letter or telecopier or communicated by telephone (with prompt written confirmation by telecopy) to the Paying Agents or London Paying Agent at the addresses specified in the written instrument delivered to the Corporation by such Agent in accordance with Section 6.03(c). Any notice hereunder given by letter, telecopy or telex shall be deemed to have been received when it would have been received in the ordinary course of post or transmission, as the case may be.

                           (g) If the Corporation shall act as its own Paying
Agent or London Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of or interest on such series, set aside, segregate and hold in trust for the benefit of the holders of the Debt Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Corporation will promptly notify the Trustee of any failure to take such action.

                           (h) Anything in this Section to the contrary
notwithstanding, the Corporation may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Debt Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Corporation or any Paying Agent or London Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent or London Paying Agent.

                           (i) In order to provide for the payment of the
principal of and interest on the Debt Securities of any series as the same shall become due and payable on any payment date, the Corporation hereby agrees to pay to such account or at such offices of any Paying Agent in New York or Luxembourg or as such Paying Agent shall specify in writing to the Corporation not less than five Business Days prior to the payment date, in the currency of payment with respect to the Debt Securities of such series as designated pursuant to
Section 2.01, on each interest payment date and at Maturity of the Debt Securities of such series or any date fixed for redemption of the Debt Securities of such series (in each case determined in accordance with the terms and conditions applicable to such series), in immediately available funds available on such interest payment date or at Maturity, as the case may be, in an aggregate amount which (together with any funds then held by the Paying Agent and available for the purpose) shall be sufficient to pay the entire amount of the principal of and/or interest, as applicable, on the Debt Securities of such series becoming due on such interest payment date or at Maturity, and the Paying Agent shall hold such amount in trust and apply it to the payment of any such principal or interest on such interest payment date or at Maturity. Unless otherwise specified as provided above in this Section 6.03(i) or Section 6.03(j), such aggregate amount shall be paid to the account of the Paying Agent in immediately available funds no later than 11:00 a.m. (Paying Agents' time) on the interest payment date or at Maturity, as the case may be. In the event any Paying Agent or London Paying Agent is not also the Trustee, the Corporation will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree (and by its execution of this Indenture, the London Paying Agent hereby agrees) with the Trustee, subject to the provisions of this Section 6.03 and of Section 12.03, (1) that such Paying Agent and London Paying Agent shall hold all sums held by such Paying Agent or London Paying Agent for the payment of the principal of (and premium, if any) or interest, if any, on the Debt Securities of such series in trust for the benefit of the holders of the Debt Securities of such series until such sums shall be paid out to the holders of the Debt Securities of such series or otherwise as herein provided, (2) that such Paying Agent or London Paying Agent shall give to the Trustee notice of any default by the Corporation or any other obligor upon the Debt Securities of such series in the making of any deposit with such Paying Agent and London Paying Agent for the payment of principal (and premium, if any) or interest, if any, which shall have become payable and of any default by the Corporation or any other obligor upon the Debt Securities of such series in making any such payment, and (3) that such Paying Agent and London Paying Agent shall, at any time during the continuance of any such default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

                           (j) Anything herein to the contrary notwithstanding,
the Corporation shall not later than 10.00 a.m. London time on each date on which any payment of principal (and premium, if any) or interest in respect of any of series of Debt Securities denominated in euros becomes due and payable transfer to Bank One, NA Frankfurt A/C No. 1001701 or such other account as the London Paying Agent may designate in writing in advance to the Corporation and the Trustee such amount of euros as shall be sufficient for the purposes of the payment of principal (and premium, if any) or interest (together with any funds then held by the London Paying Agent and available for the purpose) in immediately available funds or in such funds and at such times (being not later than 10.00 a.m. London time on the relevant due date, or if the due



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date is not a Business Day on which the Trans-European Automated Real-time Gross
Settlement Express Transfer (TARGET) System is open, on the immediately following Business Day). The Corporation shall ensure that not later than the second Business Day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open immediately preceding the date on which any payment is to be made to the London Paying Agent, the London Paying Agent shall receive a copy of an irrevocable payment instruction to the bank through which the payment is to be made.

                           (k) The foregoing provisions of this Section 6.03 are
subject to the provisions of Sections 12.04, 12.05 and 12.06.

                  Section 6.04. (a) After the date of the execution and delivery of this Indenture and so long as any Debt Securities shall be outstanding, the Corporation will not pledge or otherwise subject to any lien (any such pledge or lien being hereinafter referred to as a "Lien") any of its property or assets to secure indebtedness for money borrowed, incurred, issued, assumed or guaranteed by the Corporation without thereby expressly securing the due and punctual payment of the principal of and interest on the Debt Securities equally and ratably with any and all other obligations and indebtedness secured by such Lien, so long as any such other obligations and indebtedness shall be so secured; provided, however, that this restriction shall not prohibit or otherwise restrict:

                                    (i) the Corporation from creating,
incurring or suffering to exist upon any of its property or assets any Lien in favor of any subsidiary of the Corporation;

                                    (ii) the Corporation (A) from creating,
incurring or suffering to exist a purchase money Lien upon any such property, assets, capital stock or indebtedness acquired by the Corporation prior to, at the time of, or within one year after (1) in the case of physical property or assets, the later of the acquisition, completion of construction (including any improvements on existing property) or commencement of commercial operation of such property or (2) in the case of shares of capital stock, indebtedness or other property or assets, the acquisition of such shares of capital stock, indebtedness, property or assets, (B) from acquiring property or assets subject to Liens existing thereon at the date of acquisition thereof, whether or not the indebtedness secured by any such Lien is assumed or guaranteed by the Corporation, or (C) from creating, incurring or suffering to exist Liens upon any property of any Person, which Liens exist at the time any such Person is merged with or into or consolidated with the Corporation (or becomes a subsidiary of the Corporation) or which Liens exist at the time of a sale or transfer of the properties of any such Person as an entirety or substantially as an entirety to the Corporation;

                                    (iii) the Corporation from creating,
incurring or suffering to exist upon any of its property or assets Liens in favor of the United States of America or any State thereof or the District of Colombia, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute (including maintaining self-insurance or participating in any fund in connection with worker's compensation, disability benefits, unemployment insurance, old age pensions or other types of social benefits, or joining in any other provisions or benefits available to companies participating in any such arrangements);


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                                    (iv) the Corporation from creating,
incurring or suffering to exist upon any of its property or assets Liens securing the performance of letters of credit, bids, tenders, sales contracts, purchase agreements, repurchase agreements, reverse repurchase agreements, bankers' acceptances, leases, surety and performance bonds, and other similar obligations incurred in the ordinary course of business;

                                    (v) the Corporation from creating, incurring
or suffering to exist Liens upon any real property acquired or constructed by the Corporation primarily for use in the conduct of its business;

                                    (vi) the Corporation from entering into any
arrangement with any Person providing for the leasing by the Corporation of any property or assets, which property or assets have been or will be sold or transferred by the Corporation to such Person with the intention that such property or assets will be leased back to the Corporation, if the obligations in respect of such lease would not be included as liabilities on a consolidated balance sheet of the Corporation;

                                    (vii) the Corporation from creating,
incurring or suffering to exist upon any of its property or assets Liens to secure non-recourse debt in connection with the Corporation engaging in any leveraged or single-investor or other lease transactions, whether (in the case of Liens on or relating to leases or groups of leases or the particular properties subject thereto) such Liens are on the particular properties subject to any leases involved in any of such transactions and/or the rental or other payments or rights under such leases or, in the case of any group of related or unrelated leases, on the properties subject to the leases comprising such group and/or on the rental or other payments or rights under such leases, or on any direct or indirect interest therein, and whether (in any case) (A) such Liens are created prior to, at the time of, or at any time after the entering into of such lease transactions and/or (B) such leases are in existence prior to, or be entered into by the Corporation at the time of or at any time after, the purchase or other acquisition by the Corporation of the properties subject to such leases;

                                    (viii) the Corporation from creating,
incurring or suffering to exist (A) other consensual Liens in the ordinary course of business of the Corporation that secure indebtedness that, in accordance with generally accepted accounting principles, would not be included in total liabilities as shown on the Corporation's consolidated balance sheet, or (B) Liens created by the Corporation in connection with any transaction intended by the Corporation to be a sale of property or assets of the Corporation, provided that such Liens are upon any or all of the property or assets intended to be sold, the income from such property or assets and/or the proceeds of such property or assets;

                                    (ix) the Corporation from creating,
incurring or suffering to exist Liens on property or assets financed through tax-exempt municipal obligations, provided that such Liens are only on the property or assets so financed;

                                    (x) any extension, renewal or replacement
(or successive extensions, renewals or replacements), in whole or in part, of any of the foregoing; provided, however, that any such extension, renewal or replacement shall be limited to all or a part of the



                                      -31-


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property or assets (or substitutions therefor) which secured the Lien so extended, renewed or replaced (plus improvements on such property); and

                                    (xi) the Corporation from creating,
incurring or suffering to exist any other Lien not otherwise permitted by any of the foregoing clauses (i) through (ix) above if the aggregate amount of all secured debt of the Corporation secured by such Liens would not exceed 10% of the excess of the Corporation's consolidated assets over the consolidated liabilities as shown on the Corporation's most recent audited consolidated financial statements in accordance with generally accepted accounting principles.

                           (b) For the purposes of this Section 6.04, any
contract by which title is retained as security (whether by lease, purchase, title retention agreement or otherwise) for the payment of a purchase price shall be deemed to be a purchase money Lien. Nothing in this Section 6.04 shall apply to any Lien of any kind upon any of the properties of any character of the Corporation existing on the date of execution and delivery of this Indenture.

                           (c) Nothing contained in this Section 6.04 or
elsewhere in this Indenture shall prevent or be deemed to prohibit the creation, assumption or guaranty by the Corporation of any indebtedness not secured by a Lien or the issuance by the Corporation of any debentures, notes or other evidences of indebtedness not secured by a Lien, whether in the ordinary course of business or otherwise.

                  Section 6.05. On or before April 30 in each year (commencing with the first April 30 which is not less than 60 days following the first date of issuance of Debt Securities of any series under this Indenture), the Corporation will file with the Trustee a brief certificate (which need not comply with Section 15.04), signed by the principal executive officer, the principal financial officer, or the principal accounting officer of the Corporation, stating whether or not the signer has knowledge of any default by the Corporation in the performance or fulfillment of any covenant, agreement, or condition contained in this Indenture, and, if so, specifying each such default of which the signer has knowledge, the nature thereof, and what action, if any, has been taken and is proposed to be taken to cure such default. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Within five days after the occurrence thereof, the Corporation will notify the Trustee in writing of any failure by the Corporation to pay any installment of interest or any principal (or premium, if any) which with the giving of notice by the Trustee would be an "event of default" within the meaning of Section 7.01 (h) hereof.

                  Section 6.06. Anything in this Indenture to the contrary notwithstanding, the Corporation may fail or omit in any particular instance to comply with a covenant or condition set forth in Section 6.04 with respect to the Debt Securities of any series if the Corporation shall have obtained and filed with the Trustee, before or after the time for such compliance, evidence (as provided in Article Eight) of the consent of the holders of at least a majority in aggregate principal amount of such series of Debt Securities at the time outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not so waived or impair any right consequent thereon.



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                                  ARTICLE SEVEN

                  REMEDIES OF TRUSTEE AND DEBT SECURITYHOLDERS

                  Section 7.01. Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term "event of default" wherever used in this Indenture shall mean, with respect to a particular series of Debt Securities, one of the following described events:

                           (a) the failure of the Corporation to pay any
installment of interest on any Debt Security of such series, when and as the same shall become due and payable, which failure shall have continued unremedied for a period of 30 days;

                           (b) the failure of the Corporation to pay the
principal of (or premium, if any, on) any Debt Security of such series, when and as the same shall become payable, whether at maturity as therein expressed, by call for redemption, by declaration of acceleration of maturity thereof as authorized by this Indenture or otherwise;

                           (c) the failure of the Corporation to make or satisfy
any sinking fund payment or analogous obligation for such series, when and as the same shall become due and payable;

                           (d) the failure of the Corporation, subject to the
provisions of Section 6.06, to observe and perform any other of the covenants or agreements on the part of the Corporation with respect to such series contained in this Indenture (including any indenture supplemental hereto or any Board Resolution establishing the terms and provisions of such series), which failure shall have continued unremedied to the satisfaction of the Trustee, or without provision deemed by the Trustee to be adequate for the remedying thereof having been made, for a period of 30 days after written notice shall have been given to the Corporation by the Trustee by registered or certified mail, or shall have been given to the Corporation and the Trustee by the holders of 25% or more in principal amount of the Debt Securities of such series then outstanding, specifying such failure and requiring the Corporation to remedy the same;

                           (e) the entry by a court of competent jurisdiction of
a decree or order, unstayed on appeal or otherwise and in effect for 30 days, adjudicating the Corporation bankrupt or insolvent;

                           (f) the entry by a court of competent jurisdiction of
a decree or order appointing a receiver or liquidator or trustee of the Corporation or of substantially all the property of the Corporation, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Corporation under Title 11 of the United States Code, as now constituted or as hereafter in effect, or any other Federal or state bankruptcy or other similar statute applicable to the Corporation; but only if and when such decree or order shall have continued unstayed on appeal or otherwise and in effect for 60 days;

                           (g) the filing by the Corporation of a petition in
voluntary bankruptcy under any of the provisions of any bankruptcy law; or the consenting by the Corporation to the filing of any bankruptcy or reorganization petition against it under any such law; or (without



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limitation of the generality of the foregoing) the filing by the Corporation of a petition seeking relief under Title 11 of the United States Code, as now constituted or as hereafter in effect, or any other Federal or state bankruptcy or other similar statute applicable to the Corporation, as now or hereafter in effect; or the making by the Corporation of an assignment for the benefit of creditors; or the admitting in writing by the Corporation of its inability to pay its debts generally as they become due; or the consenting by the Corporation to the appointment of a receiver or liquidator or custodian or trustee of it or of substantially all its property; or

                           (h) any event of default, as defined in any mortgage,
indenture (including this Indenture), trust agreement or other instrument securing, evidencing or providing for any evidence of indebtedness of, or assumed or guaranteed by, the Corporation (other than indebtedness which is subordinated to the Debt Securities), as a result of which such indebtedness in excess of $25,000,000 in aggregate principal amount or such other amount set forth in any indenture supplemental hereto or any Board Resolution establishing the terms and provisions of any series of Debt Securities shall be or become due and payable prior to the date on which the same would otherwise become due and payable and such acceleration shall not have been annulled or rescinded within 30 days of notice of such acceleration given to the Corporation by the Trustee, or to the Corporation and the Trustee by the holders of 25% or more in principal amount of the outstanding Debt Securities of such series; provided, however, that, if such event of default with respect to such other series of Debt Securities or under such indenture or instrument (as the case may be) shall be remedied or cured by the Corporation or waived by the holders of such other series of Debt Securities or the holders of such indebtedness, as the case may be, pursuant to this Indenture or such indenture or instrument, as the case may be, then unless the maturity of the Debt Securities of such series shall have been accelerated as provided herein, the event of default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the holders of such series; provided, further, that, subject to the provisions of Sections
11.02 and 11.03, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Corporation, by the holder or an agent of the holder of any such indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the holders of not less than 10% in aggregate principal amount of the outstanding Debt Securities of such series.

                           (i) Any other event of default with respect to any
series of Debt Securities designated in an indenture supplemental hereto or any Board Resolution establishing the terms and provisions of any series of Debt Securities.

                  Upon receipt by a Responsible Officer of the Trustee of any notice of default pursuant to Section 7.01(d) with respect to Debt Securities of a series all or part of which is represented by a Global Security, the Trustee may establish a record date in accordance with Section 8.04 of this Indenture for determining holders of Outstanding Debt Securities of such series entitled to join in such notice of default, or, if not established by the Trustee, the record date shall be established in accordance with the second sentence of
Section 8.04 of this Indenture. If a record date is so established, the holders of Debt Securities of such series on such record date, or their duly designated proxies, and only such persons, shall be entitled to join in such notice of default, whether or not such holders remain holders after such record date; provided, that unless holders of at least 10% in principal amount of the Outstanding Debt

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Securities of such series, or their proxies, shall have joined in such notice of default prior to the day which is 60 days after such record date, such notice of default shall automatically and without further action by any holder be cancelled and of no further effect.

                  Section 7.02. If any one or more of the above-described events of default shall happen with respect to Debt Securities of any series, then, and in each and every such case, during the continuance of any such event of default, the Trustee or the holders of 25% or more in principal amount of the Debt Securities of such series then outstanding may, and upon the written request of the holders of a majority in principal amount of the Debt Securities of such series then outstanding the Trustee shall, declare the principal of all the Debt Securities of such series (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Debt Securities) then outstanding (if not then due and payable) to be due and payable, and upon any such declaration of acceleration of the maturity thereof the same shall become and be immediately due and payable, anything in this Indenture or in the Debt Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that, if at any time after the principal of the Debt Securities of a series (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Debt Securities) shall have been so declared to be due and payable, all arrears of interest, if any, upon all the Debt Securities of such series (with interest, to the extent that interest thereon shall, in the opinion of counsel satisfactory to the Trustee, be legally enforceable, on any overdue installments of interest at the rate borne by the Debt Securities of such series) and the reasonable charges, fees and expenses of the Trustee, its agents and attorneys, and all other sums payable under this Indenture with respect to such series (except the principal of the Debt Securities of such series which would not be due and payable were it not for such declaration), shall be paid by the Corporation, and every other default and event of default under this Indenture with respect to the Debt Securities of such series shall have been made good to the reasonable satisfaction of the Trustee or of the holders of a majority in principal amount of the Debt Securities of such series then outstanding, or provision deemed by the Trustee or by such holders to be adequate therefor shall have been made, then and in every such case the holders of a majority in principal amount of the Debt Securities of such series then outstanding may, on behalf of the holders of all the Debt Securities of such series, waive the event of default by reason of which the principal of the Debt Securities of such series shall have been so declared to be due and payable and may rescind and annul such declaration and its consequences; but no such waiver, rescission, or annulment shall extend to or affect any subsequent default or event of default or impair any right consequent thereon. Any declaration by the Trustee pursuant to this Section 7.02 shall be by written notice to the Corporation, and any declaration or waiver by the holders of Debt Securities of a series pursuant to this Section 7.02 shall be by written notice to the Corporation and the Trustee.

                  Upon receipt by the Trustee of any written declaration of acceleration, or waiver, rescission, and annulment thereof, with respect to Debt Securities of a series all or part of which is represented by a Global Security, the Trustee may establish a record date for determining holders of Outstanding Debt Securities of such series entitled to join in such declaration of acceleration, or waiver, rescission, and annulment, as the case may be, in accordance with Section 8.04 of this Indenture, or, if not established by the Trustee, the record date shall be established in accordance with the second sentence of Section 8.04 of this Indenture. If a record date is so established, the holders on such record date, or their duly designated proxies, and only

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such persons, shall be entitled to join in such declaration of acceleration, or waiver, rescission, and annulment, as the case may be, whether or not such holders remain holders after such record date; provided, that unless such declaration of acceleration, or waiver, rescission, and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 60 days after such record date, such declaration of acceleration, or waiver, rescission, and annulment, as the case may be, shall automatically and without further action by any holder be cancelled and of no further effect.

                  Section 7.03. If the Corporation shall fail for a period of 30 days to pay any installment of interest on any Debt Security of any series or shall fail to pay the principal of (or premium, if any, on) any of the Debt Securities of any series when and as the same shall become due and payable, whether at maturity, by call for redemption, pursuant to any sinking fund or analogous obligation, by declaration of acceleration of the maturity thereof as authorized by this Indenture, or otherwise, then, upon demand of the Trustee, the Corporation will pay to the Trustee for the benefit of the holders of the Debt Securities of such series then outstanding the whole amount which then shall have become due and payable on all Debt Securities of such series, with interest on the overdue principal (and premium, if any) and (so far as the same may be legally enforceable) on the overdue installments of interest at the rate borne by the Debt Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Debt Securities for interest on overdue principal thereof upon maturity, redemption, or acceleration) and reasonable compensation to the Trustee, its agents and attorneys, and any other reasonable expenses and liabilities incurred by the Trustee under this Indenture without negligence or bad faith.

                  In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust or otherwise as it shall deem advisable, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor upon such Debt Securities, and collect the moneys adjudged or decreed to be payable out of the property of the Corporation or any other obligor upon such Debt Securities, wherever situated, in the manner provided by law. Every recovery of judgment in any such action or other proceeding, subject to the payment of the expenses, disbursements, and compensation of the Trustee, its agents and attorneys, shall be for the ratable benefit of the holders of such Debt Securities which shall be the subject of such action or proceeding. All rights of action upon or under any of the Debt Securities or this Indenture may be enforced by the Trustee without the possession of any of the Debt Securities and without the production of any thereof at any trial or any proceeding relative thereto.

                  Section 7.04. The Trustee for each series of Debt Securities is hereby appointed, and each and every holder of Debt Securities of such series, by receiving and holding the same, shall be conclusively deemed to have appointed such Trustee, the true and lawful attorney-in-fact of such holder, with authority to make or file (whether or not the Corporation shall be in default in respect of the payment of the principal of (or premium, if any) or interest, if any, on any of the Debt Securities of such series), in its own name as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization, or other judicial proceedings relative to the Corporation or any other obligor upon such Debt

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Securities or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents, and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and of the holders of such Debt Securities allowed in any such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceedings any of the claims of such Trustee and of any of such holders in respect of any of the Debt Securities of such series; and any receiver, assignee, custodian, trustee, or debtor in any such proceedings is hereby authorized, and each and every holder of the Debt Securities of such series, by receiving and holding the same, shall be conclusively deemed to have authorized any such receiver, assignee, custodian, trustee, or debtor, to make any such payment or delivery to or on the order of such Trustee, and, in the event that such Trustee shall consent to the making of such payments or deliveries directly to the holders of the Debt Securities of such series, to pay to such Trustee any amount due it for compensation and expenses, including counsel fees and expenses, incurred by it down to the date of such payment or delivery; provided, however, that nothing herein contained shall be deemed to authorize or empower such Trustee to consent to or accept or adopt, on behalf of any holder of Debt Securities of such series, any plan of reorganization or readjustment of the Corporation affecting the Debt Securities of such series or the rights of any holder thereof, or to authorize or empower such Trustee to vote in respect of the claim of any holder of any Debt Securities of such series in any such proceedings.

                  Section 7.05. Any moneys collected by the Trustee under this Article Seven shall be applied by the Trustee as follows:

                  First: To the payment of all amounts due the Trustee under this Indenture and, in particular, Section 11.01 (a) hereof.

                  Second: To the payment of the amounts then due and unpaid upon the Debt Securities in respect of which such moneys shall have been collected, ratably and without preference or priority of any kind, according to the amounts due and payable on such Debt Securities at the date fixed by the Trustee for the distribution of such moneys, upon presentation of such Debt Securities and notation thereon of the payment, if only partially paid, and upon the surrender and cancellation thereof, if fully paid.

                  Any surplus then remaining shall be paid to the Corporation or to such other persons as shall be entitled to receive it.

                  Section 7.06. Upon any sale made under any writ of execution issued on any judgment for the recovery of the indebtedness evidenced by the Debt Securities of any series or recovered under this Indenture, any purchaser shall be entitled, if and to the extent permitted by law, in making settlement or payment of the purchase price of the property purchased, to present and to turn in and use any of the Debt Securities of such series then matured and unpaid, such Debt Securities being computed for that purpose at a sum equal to that which shall be payable out of the net proceeds of such sale to such purchaser as the holder thereof for his share of such net proceeds; and, if the amounts so payable in respect of such Debt Securities shall be less than the amount for which the Corporation may be liable thereon, then the receipt endorsed thereon under the direction of any person authorized to receive payment of the purchase price for the amount to be so allowed or credited thereon shall constitute partial payment and settlement and shall be conclusive proof of the amount thereof. At any such sale, any holder or holders of the Debt Securities of such series may directly, or through one or more agents, bid for and purchase the property sold for his or their own account and make payment therefor as aforesaid or otherwise and may hold, retain, and dispose of such property without further accountability.

                  Section 7.07. If any one or more of the events of default described in Section 7.01 shall occur and be continuing with respect to any series of Debt Securities, the Trustee shall be entitled, if it shall so elect, as a matter of right, whether or not the principal of (or premium, if any, on) the Debt Securities of such series or any thereof shall have been declared or shall have become due and payable, to the appointment of a receiver of any of or all the property, interests, rights, and business of the Corporation and of the earnings, rents, issues, and profits thereof, with such powers as the court making such appointment shall confer; provided, however, that nothing in this
Section 7.07 contained shall entitle the Trustee to the appointment of a receiver of any property which shall at the time be subject to the lien of any mortgage if, pursuant to the provisions of such mortgage, such property shall then be in the possession of the trustee under such mortgage or a receiver of such property shall have been appointed by a court of competent jurisdiction and the appointment of such receiver shall then be in effect.

                  Section 7.08. The holders of a majority in principal amount of the outstanding Debt Securities of any series affected thereby (each series voting as one class) at the time outstanding may direct the time, method, and place of conducting any proceeding for any remedy available with respect to such series to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee; but, subject to the provisions of Section 11.02, the Trustee shall have the right to decline to follow any such direction if a responsible officer or officers of the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders of Debt Securities of such series not joining therein, may not be lawfully taken or would involve the Trustee in personal liability.

                  Upon receipt by the Trustee of any such direction with respect to Debt Securities of a series all or part of which is represented by a Global Security, the Trustee may establish a record date in accordance with Section
8.04 of this Indenture for determining holders of Outstanding Debt Securities of such series entitled to join in such direction, or, if not established by the Trustee, the record date shall be established in accordance with the second sentence of Section 8.04 of this Indenture. If a record date is so established, the holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to join in such direction, whether or not such holders remain holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the day which is 60 days after such record date, such direction shall automatically and without further action by any holder be cancelled and of no further effect.

                  Section 7.09. No holder of any Debt Security of any series shall have any right to institute any action, suit, or proceeding at law or in equity for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, unless such holder previously shall have given to the Trustee for such series written notice of the happening of one or more of the events of default herein specified, and unless also the holders of a majority

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in principal amount of the Debt Securities of such series then outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after receipt of such notification, request, and offer of security and indemnity, shall have neglected or refused to institute any such action, suit, or proceeding; and such notification, request, and offer of security and indemnity are hereby declared in every such case to be conditions precedent to any such action, suit, or proceeding by any holder of any Debt Securities of any series; it being understood and intended that no one or more of the holders of Debt Securities of any series shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit, or proceeding at law or in equity shall be instituted, had, and maintained in the manner herein provided and for the equal benefit of all holders of the outstanding Debt Securities of such series; provided, however, that nothing in this Indenture or in the Debt Securities contained shall affect or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on the Debt Securities to the respective holders of the Debt Securities at the respective due dates in such Debt Securities stated, or shall affect or impair the right, which is also absolute and unconditional, of such holders (without their consent) to institute suit to enforce the payment thereof.

                  Section 7.10. All parties to this Indenture and the holders of the Debt Securities agree that the court may in its discretion require, in any action, suit, or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit, or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit, or proceeding of an undertaking to pay the costs of such action, suit, or proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such action, suit, or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 7.10 shall not apply to any action, suit, or proceeding instituted by the Trustee, to any action, suit, or proceeding instituted by any one or more holders of Debt Securities of a series holding in the aggregate more than 10% in principal amount of the Debt Securities of such series then outstanding, or to any action, suit, or proceeding instituted by any holder of Debt Securities for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any of the Debt Securities of such series, on or after the respective due dates expressed in such Debt Securities.

                  Section 7.11. No remedy herein conferred upon or reserved to the Trustee or to the holders of Debt Securities of any series is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or of any holder of the Debt Securities to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Article Seven to the Trustee and to the holders of Debt Securities of any series, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the holders of Debt Securities of such series, as the case may be. In case the Trustee or any holder of Debt Securities of such series shall have proceeded to enforce any right under this Indenture and

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the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been adjudicated adversely to the Trustee or to such holder of Debt Securities, then and in every such case the Corporation, the Trustee and the holders of the Debt Securities of such series shall severally and respectively be restored to their former positions and rights hereunder and thereafter all rights, remedies, and powers of the Trustee shall continue as though no such proceedings had been taken, except as to any matters so waived or adjudicated. The provisions of this
Section 7.11 are subject to the provisions of Section 7.09.

                  Section 7.12. The holders of not less than a majority in principal amount of the outstanding Debt Securities of any series may on behalf of the holders of all the outstanding Debt Securities of such series waive any past default hereunder with respect to the Debt Securities of such series and its consequences, except a default

                           (a) in the payment of the principal of (or premium,
if any) or interest on any Debt Securities of such series, or

                           (b) in respect of a covenant or provision of this
Indenture which under Article Fourteen cannot be modified or amended without the consent of the holder of each outstanding Debt Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any event of default described in Section 7.01 arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 7.13. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Corporation hereunder or under any Debt Security or any related coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Debt Security or coupon, then such conversion shall be made by the Currency Determination Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the Corporation agrees to pay such additional amounts, if any, as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Debt Security or coupon. Any amount due from the Corporation under this Section 7.13 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Debt Security or coupon. In no event, however, shall the Corporation be required to pay more in the currency or currency unit due hereunder or under such Debt Security or coupon at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Debt Security or coupon so that in any event the Corporation's obligations hereunder or under such Debt Security or coupon will be effectively maintained as obligations in such currency or currency unit, and the Corporation shall be entitled to withhold


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(or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

                                  ARTICLE EIGHT

                       CONCERNING THE DEBT SECURITYHOLDERS

                  Section 8.01. Whenever in this Indenture it is provided that the holders of a specified percentage or a majority in aggregate principal amount of Debt Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage or majority have joined therein may be evidenced (1) by any instrument or any number of instruments of similar tenor executed by Debt Securityholders in person or by an agent or proxy appointed in writing, or (2) by the record of the holders of Debt Securities voting in favor thereof at any meeting of Debt Securityholders duly called and held in accordance with the provisions of Article Nine, or (3) by a combination of such instrument or instruments and any such record of such a meeting of Debt Securityholders.

                  Section 8.02. Subject to the provisions of Section 11.02, proof of the execution of any instrument by a Debt Securityholder or his agent or proxy and proof of the holding by any person of any of the Debt Securities shall be sufficient if made in the following manner:

                  The fact and date of the execution by any person of any such instrument may be proved in any reasonable manner acceptable to the Trustee.

                  The ownership of Debt Securities may be proved by the register of such Debt Securities or by a certificate of the registrar thereof.

                  The record of any Debt Securityholders' meeting shall be proved in the manner provided in Section 9.06.

                  Section 8.03. In determining whether the holders of the requisite principal amount of the Debt Securities of any or all series have given any direction, request, waiver, or consent under this Indenture, Debt Securities which are owned by the Corporation or by any other obligor on the Debt Securities or by any person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Corporation or any such other obligor shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, request, or consent, only Debt Securities which the Trustee knows are so owned shall be disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for purposes of this Section 8.03, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not a person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Corporation or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon and in accordance with the advice of counsel shall be full protection to the Trustee.

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                  Section 8.04. The Corporation may set a record date in the circumstances permitted by the Trust Indenture Act for the purpose of determining the holders of Debt Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action, or to vote on any action authorized or permitted to be given or taken by holders of Debt Securities of such series. If not set by the Corporation prior to the first solicitation of a holder of Debt Securities of such series in respect of any such action, or, in the case of any such vote, prior to such vote, or if not set by the Trustee in accordance with (1) Section 7.01, upon receipt by the Trustee of any notice of default pursuant to Section 7.01(d), (2) Section 7.02, upon receipt by the Trustee of any written declaration of acceleration of maturity, or waiver, rescission, and annulment thereof, or (3) Section 7.08, upon receipt by the Trustee of any direction of the time, method and place for conducting any proceeding for any remedy available, each such notice, declaration, or direction given with respect to Debt Securities of a series all or part of which is represented by a Global Security, the record date for any such action, vote, notice, declaration, or direction shall be the 30th day (or, if later, the date of the most recent list of holders required to be provided pursuant to Section 10.03) prior to such first solicitation, vote, notice, declaration, or direction, as the case may be. With regard to any record date for action to be taken by the holders of one or more series of Debt Securities, only the holders of Debt Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                                  ARTICLE NINE

                         DEBT SECURITYHOLDERS' MEETINGS

                  Section 9.01. A meeting of Debt Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

                  (1) to give any notice to the Corporation or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debt Securityholders pursuant to any of the provisions of Article Seven;

                  (2) to remove the Trustee for any series and appoint a successor Trustee for such series pursuant to the provisions of Article Eleven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
         Section 14.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debt Securities of any or all series under any other provision of this Indenture or under applicable law.

                  Section 9.02. The Trustee may at any time call a meeting of Debt Securityholders of any or all series to take any action specified in
Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debt Securityholders of any or all series setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Corporation, first class

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postage prepaid, not later than the twentieth day prior to the date fixed for such meeting, to all Debt Securityholders of the applicable series at their addresses as the same shall then appear in the register of the Corporation.

                  Section 9.03. In case at any time the Corporation, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Debt Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Debt Securityholders of any or all series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or the holders of such Debt Securities in the amount above specified may determine the time and place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

                  Section 9.04. To be entitled to vote at any meeting of Debt Securityholders a person shall be (a) a holder of one or more Debt Securities of a series with respect to which a meeting is being held, or (b) a person appointed as a proxy by an instrument executed by such holder. The only persons who shall be entitled to be present or to speak at any meeting of Debt Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.

                  Section 9.05. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debt Securityholders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates, and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section
8.02 and the appointment of any proxy shall be proved in the manner specified in
Section 8.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank, banker, or stock exchange member firm satisfactory to the Trustee.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Debt Securityholders as provided in Section 9.03, in which case the Corporation or the Debt Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debt Securities represented at the meeting and entitled to vote.

                  Subject to the provisions of Section 8.03, at any meeting each Debt Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount or such other amount established pursuant to Section 2.01 (in the case of Original Issue Discount Securities or Debt Securities denominated in a foreign currency or currencies, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.02) of Debt

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Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than as stated in Section 9.04. Any meeting of Debt Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

                  At any meeting of Debt Securityholders, the presence of persons holding or representing Debt Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the persons holding or representing a majority of the Debt Securities properly represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

                  Section 9.06. The vote upon any resolution submitted to any meeting of Debt Securityholders shall be by written ballots on which shall be subscribed the signatures of the holders of Debt Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities or Debt Securities denominated in a foreign currency or currencies, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.02) of the Debt Securities of the appropriate series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debt Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Trustee to be preserved by the Trustee. With the latter there shall also be delivered to the Trustee the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  Section 9.07. Nothing contained in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debt Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debt Securityholders of any or all series under any of the provisions of this Indenture or of such series of Debt Securities.



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                                   ARTICLE TEN

   REPORTS BY THE CORPORATION AND THE TRUSTEE AND DEBT SECURITYHOLDERS' LISTS

                  Section 10.01. The Trustee shall transmit to the holders of Debt Securities for which it serves as Trustee within 60 days after April 15 of each year commencing with the year in which Debt Securities of any series are issued under this Indenture, a brief report dated as of such April 15 that complies with Section 313(a) of the Trust Indenture Act of 1939 if required by such Section 313(a). The Trustee also shall comply with Sections 313(b)(2), 313(c) and 313(d) of the Trust Indenture Act of 1939.

                  The Corporation will reimburse the Trustee for all expenses incurred in the preparation and transmission of any report pursuant to the provisions of this Section 10.01 and of Section 10.02.

                  Section 10.02. (a) The Corporation will file with the Trustee, within 15 days after the Corporation shall be required so to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents, and other reports which the Corporation may be required to file with the Securities and Exchange Commission pursuant to the provisions of Section 13 or Section 15 (d) of the Securities Exchange Act of 1934 (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may by rules and regulations prescribe); or, if the Corporation is not required to file information, documents, or reports pursuant to the provisions of either of such Sections, then the Corporation will file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to the provisions of Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange, as may be prescribed in such rules and regulations.

                  (b) The Corporation will file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed by the Securities and Exchange Commission, such additional information, documents, and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations.

                  (c) The Corporation will transmit to the holders of Debt Securities, within 30 days after the filing thereof with the Trustee (unless some other time shall be fixed by the Securities and Exchange Commission) and in the manner and to the extent provided in subdivision (c) of Section 10.01, such summaries of any information, documents, and reports required to be filed by the Corporation pursuant to the provisions of subdivisions (a) and (b) of this
Section 10.02 as may be required by rules and regulations prescribed by the Securities and Exchange Commission.

                  Section 10.03. (a) The Corporation will furnish or cause to be furnished to the Trustee semiannually, not more than 15 days after each Record Date for a series of Debt


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Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of the Debt Securities of such series as of such Record Date, and at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, but so long as the Trustee is the Debt Security registrar, no such lists shall be required to be furnished.

                           (b) The Trustee will preserve, in as current form as
is reasonably practicable, all information as to the names and addresses of holders of Debt Securities so furnished to it or received by it in the capacity of paying agent or Debt Security registrar, if acting as such. The Trustee may
(1) destroy any information furnished to it as provided in subdivision (a) of this Section 10.03 upon receipt of new similar information so furnished to it; and (2) destroy any information received by it as paying agent or Debt Security registrar in connection with an interest payment, upon receipt of new similar information but not until 45 days after a subsequent interest payment shall have been made.

                           (c) Within five business days after receipt by the
Trustee of a written application by any three or more holders of Debt Securities of any series stating that such holders (hereinafter in this subdivision (c) called such applicants) desire to communicate with other holders of Debt Securities of such series with respect to their rights under this Indenture or under the series of Debt Securities, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Debt Security of such series for a period of at least six months preceding the date of such application, the Trustee will, at its election, either:

                         (1) afford to such applicants access to all information
                    furnished to, or received by, and preserved by, the Trustee pursuant to the provisions of this Section 10.03; or

                         (2) inform such applicants as to the approximate number
                    of holders of Debt Securities of such series according to the most recent information so furnished to, or received by, and preserved by, the Trustee, and as to the approximate cost of mailing to such holders of Debt Securities the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all holders of Debt Securities of the series whose names and addresses are contained in the information so furnished to, or received by, and preserved by, the Trustee copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless, within five business days after such tender, the Trustee shall mail to such applicants, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of the Debt Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after opportunity for a hearing upon the


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objections specified in the written statement so filed, shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such holders of Debt Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  Each and every holder of the Debt Securities, by receiving and holding the same, agrees with the Corporation, any agent and the Trustee that neither the Corporation, any agent nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debt Securities in accordance with the provisions of this subdivision (c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this subdivision (c).

                                 ARTICLE ELEVEN

                             CONCERNING THE TRUSTEE

                  Section 11.01. The Trustee accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the holders from time to time of Debt Securities of each series, by receiving and holding the same, agree:

                           (a) The Trustee shall be entitled to reasonable
compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and such compensation, as well as the reasonable compensation of its counsel, and all other reasonable expenses incurred by the Trustee hereunder, the Corporation agrees to pay promptly on demand from time to time as such services shall be rendered and as such expenses shall be incurred. In default of such payment by the Corporation, the Trustee shall have a lien therefor on any moneys held by the Trustee hereunder prior to any rights therein of the holders of the Debt Securities of any series for which it serves as Trustee. The Corporation also agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability, or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, as well as the costs and expenses of defending against any claim of liability in the premises.

                           (b) The Trustee may execute any of the trusts or
powers hereof and perform any duty hereunder either directly or by its agents and attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                           (c) The Trustee shall not be responsible in any
manner whatsoever for the correctness of the recitals herein or in the Debt Securities (except its certificate of


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authentication thereon, if such shall have been executed by the Trustee), all of which are made by the Corporation solely; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture or of the Debt Securities (except its certificate of authentication thereon, if such shall have been executed by the Trustee), and the Trustee makes no representation with respect thereto. The Trustee shall not be accountable for the use or application by the Corporation of any series of Debt Securities, or the proceeds of any series of Debt Securities authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

                           (d) The Trustee may consult with counsel, and, to the
extent permitted by Section 11.02, the opinion or written advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted to be taken by the Trustee hereunder in good faith and in accordance with the opinion or advice of such counsel.

                           (e) The Trustee, to the extent permitted by Section
11.02, may rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Corporation as to the adoption of any Board Resolution.

                           (f) The Trustee, in its individual or any other
capacity, may become the owner or pledgee of Debt Securities and may otherwise deal with the Corporation with the same rights it would have had if it were not Trustee hereunder.

                           (g) Any action taken by the Trustee pursuant to any
provision hereof at the request or with the consent of any person who at the time is the holder of a Debt Security of any series shall be conclusive and binding in respect of such Debt Security upon all future holders thereof or of any Debt Security or Debt Securities which may be issued for or in lieu thereof in whole or in part, whether or not such Debt Security shall have noted thereon the fact that such request or consent had been made or given.

                           (h) Subject to the provisions of Section 11.02, the
Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, notice, opinion, order, request, direction, Debt Security, or other paper or document believed by it to be genuine and to have been signed or presented to it by the proper party or parties.

                           (i) Subject to the provisions of Section 11.02, the
Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order, or direction of any of the holders of any series of Debt Securities, pursuant to any provisions of this Indenture, unless one or more of the holders of such Debt Securities shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which may be incurred by it therein or thereby.

                  Section 11.02. If some one or more of the events of default specified in Section 7.01 shall have happened, then, during the continuance thereof, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.


                                      -48-


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                  None of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that, anything in this Indenture contained to the contrary notwithstanding:

                  (1) unless and until an event of default specified in
Section 7.01 shall have happened which at the time is subsisting,

                           (a) the Trustee shall not be liable except for the performance of such duties as are specifically set out in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture, and

                           (b) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates and opinions furnished to it and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (2) the Trustee shall not be liable to any holder of Debt Securities or to any other person for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable to any holder of Debt Securities or to any other person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the holders of a majority in principal amount of the Debt Securities of any series at the time outstanding (determined in accordance with the provisions of Article Eight hereof), relating to the time, method, and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it by this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 11.03. The Trustee shall give to the holders of the Debt Securities of each series for which it serves as Trustee, in the manner and to the extent provided in subdivision (c) of Section 10.01, notice of each default with respect to such series known to the Trustee within 90 days after the occurrence thereof, unless such default shall have been cured before the giving of such notice; but, unless such default be the failure to pay the principal of (or premium, if any) or interest, if any, on any of the Debt Securities of such series when and as the same shall become payable, the Trustee shall be protected in withholding such notice, if and so long as the


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board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of the Debt Securities of such series. The term "default", as used in this Section 11.03 and in Section 11.06, shall mean the happening of any event defined in Section 7.01 as an "event of default", except that, for the purposes of this Section 11.03 and Section 11.06 only, there shall be eliminated from the definition of any such event specified in paragraph (a), (c), (d), (e), or (g) of said Section
7.01 any reference to the continuance, the continuance in effect for any period of days, or the giving of written notice of any failure on the part of the Corporation or of any decree or order, referred to in such definition.

                  Section 11.04. The Trustee, or any successor to it hereafter appointed, may at any time resign and be discharged of the trusts hereby created as to any or all series of Debt Securities for which it serves as Trustee by giving to the Corporation notice in writing and by mailing notice thereof to the holders of the Debt Securities of such series at their addresses as the same shall then appear in the register of the Corporation. Such resignation shall take effect upon the appointment by the holders of the Debt Securities of such series or by the Corporation as hereinafter provided of a successor Trustee eligible under Section 11.05 and not disqualified under Section 11.06, and the acceptance of such appointment by such successor Trustee. Any Trustee hereunder may be removed with respect to any series at any time by the filing with such Trustee and the delivery to the Corporation of an instrument in writing signed by the holders of a majority in principal amount of the Debt Securities of such series then outstanding, specifying such removal and the date when it shall become effective.

                  Upon its resignation or removal, any Trustee shall be entitled to the payment of reasonable compensation for the services rendered hereunder by such Trustee and to the payment of all reasonable expenses incurred hereunder and all moneys then due it hereunder.

                  Section 11.05. There shall at all times be a Trustee under this Indenture; and such Trustee shall at all times be (i) a corporation organized and doing business under the laws of the United States of America or any State thereof, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and which has a combined capital and surplus of not less than $5,000,000, or (ii) a corporation or other person organized and doing business under the laws of a foreign government that the Securities and Exchange Commission shall have permitted, pursuant to the Trust Indenture Act of 1939, to act as sole trustee under an indenture qualified or to be qualified pursuant thereto and which has a combined capital and surplus of not less than $5,000,000; provided that such corporation or other person (A) is authorized under such laws to exercise corporate trust powers and (B) is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees. For the purposes of this Section 11.05, the combined capital and surplus of any such Trustee shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such Trustee, provided that such reports are published at least annually, pursuant to law or to the requirements of a Federal, State or foreign supervising or examining authority. Neither the Corporation nor any person directly or indirectly controlling, controlled by, or under common control with the Corporation shall serve as Trustee hereunder. If such Trustee or any successor shall at any time cease to have the qualifications prescribed in this Section 11.05, it shall promptly resign as Trustee hereunder.


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                  Section 11.06. The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939.

                  Section 11.07. In case at any time the Trustee shall resign with respect to one or more series of Debt Securities, or shall be removed (unless the Trustee shall be removed with respect to one or more series of Debt Securities as provided in subdivision (c) of Section 11.06, in which event the vacancy shall be filled as provided in said subdivision), or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, a successor Trustee may be appointed by the holders of a majority in principal amount of the Debt Securities of the applicable series then outstanding (each series voting as a class) by an instrument or concurrent instruments in writing signed in duplicate by such holders and filed, one original thereof with the Corporation and the other with the successor Trustee; but, until a successor Trustee shall have been so appointed by the holders of Debt Securities of the applicable series as herein authorized, the Corporation by a Board Resolution (or, in case all or substantially all the assets of the Corporation shall be in the possession of one or more receivers lawfully appointed, or of trustees or custodians in bankruptcy or reorganization proceedings (including a trustee or trustees or a custodian or custodians appointed under the provisions of Title 11 of the United States Code, as now constituted or as hereafter in effect), or of assignees for the benefit of creditors, such receivers, trustees, custodians, or assignees, as the case may be, by an instrument in writing), shall appoint a successor Trustee. Subject to the provisions of Sections 11.05 and 11.06, upon the appointment as aforesaid of a successor Trustee, the Trustee shall cease to be Trustee as to the applicable series of Debt Securities hereunder. After any such appointment other than by the holders of the applicable series of Debt Securities, the person making such appointment shall forthwith cause notice thereof to be mailed to the holders of the applicable series of Debt Securities at their addresses as the same then appear in the register of the Corporation; but any successor Trustee so appointed shall, immediately and without further act, be superseded by a successor Trustee appointed by the holders of the applicable series of Debt Securities in the manner above prescribed, if such appointment be made prior to the expiration of one year from the date of the mailing of such notice by the Corporation, or by such receivers, trustees, custodians, or assignees.

                  If any Trustee shall resign because of a conflict of interest as provided in subdivision (a) of Section 11.06 and a successor Trustee shall not have been appointed by the Corporation or by the holders of the applicable series of Debt Securities or, if any successor Trustee so appointed shall not have accepted its appointment within 30 days after such appointment shall have been made, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee. If in any other proper case a successor Trustee shall not be appointed pursuant to the foregoing provisions of this Section 11.07 within three months after such appointment might have been made hereunder, the holder of any Debt Security of the applicable series or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, in any such case, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

                  Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee and to the Corporation, and, if applicable, to the receivers,

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trustees, custodians, assignees, or court appointing it, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee as to each applicable series of Debt Securities shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties, and obligations of such predecessor Trustee with respect to such series with like effect as if originally named as Trustee hereunder with respect to such series, and such predecessor Trustee, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to pay over, and such successor Trustee shall be entitled to receive, all moneys on deposit with or held by such predecessor Trustee as Trustee hereunder with respect to such series, subject, nevertheless, to the lien provided for in Section 11.01. Nevertheless, on the written request of the Corporation or of the successor Trustee or of the holders of at least 10% in principal amount of the applicable series of Debt Securities then outstanding, such predecessor Trustee, upon payment of its said charges and disbursements, shall execute and deliver an instrument transferring to such successor Trustee upon the trusts herein expressed all the rights, powers, and trusts of such predecessor Trustee with respect to such series, and shall assign, transfer, and deliver to the successor Trustee all moneys and properties held by such predecessor Trustee with respect to such series; and, upon request of any such successor Trustee, the Corporation shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Trustee all such authority, rights, powers, trusts, immunities, duties, and obligations.

                  Section 11.08. Any corporation or other person into which the Trustee or any successor to it in the trusts created by this Indenture shall be merged or converted, or any corporation or other person with which it or any successor to it shall be consolidated, or any corporation or other person resulting from any merger, conversion, or consolidation to which the Trustee or any such successor to it shall be a party, or any corporation or other person to which the Trustee or any successor to it shall sell or otherwise transfer all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that any such corporation or other person shall be otherwise qualified and eligible under this Article Eleven.

                  Section 11.09. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in
Section 311(b) thereof. The Trustee, upon its resignation or removal, shall be subject to Section 311(a) of the Trust Indenture Act of 1939 as indicated therein.

                  Section 11.10. Except as otherwise provided in Section 11.02, and subject to the provisions of Section 15.04 with respect to the certificates required thereby, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matters (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate with respect thereto signed by the Chairman, Vice Chairman, President, or one of the Vice Presidents and by the Treasurer or one of the Assistant Treasurers or by the Secretary or one of the Assistant Secretaries of the Corporation and

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delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered, or omitted by it under the provisions of this Indenture upon the faith thereof.

                  Section 11.11. In the event that the Trustee is also acting as Paying Agent, Authenticating Agent, Calculation Agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Eleven shall also be afforded to such Paying Agent, Authenticating Agent, Calculation Agent or Registrar.

                                 ARTICLE TWELVE

                                   DEFEASANCE

                  Section 12.01. If at any time (a) the Corporation shall have paid or caused to be paid the principal of and interest on all the Debt Securities of any series outstanding hereunder, as and when the same shall have become due and payable, or (b) the Corporation shall have delivered to the Trustee for cancellation all Debt Securities of any series theretofore authenticated (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.07 or paid), and if, in any such case, the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation with respect to Debt Securities of such series, then this Indenture shall cease to be of further effect with respect to Debt Securities of such series (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Debt Securities, (iii) rights of the Debt Securityholders to receive payments of principal thereof and interest thereon from the trust fund established pursuant to Section 12.02, and remaining rights of the Debt Securityholders to receive mandatory sinking fund payments, if any, from the trust fund established pursuant to Section 12.02,
(iv) the rights, obligations and immunities of the Trustee hereunder, (v) the rights of the Debt Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) all other obligations of the Corporation in Sections 2.04, 2.06, 2.07, 10.03, 11.01, 11.04, 11.07 and 12.06 and (vii) the Corporation's rights pursuant to Sections 11.04, 11.07, 12.05 and 12.06), and the Trustee, on demand of the Corporation accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Corporation, shall execute proper instruments acknowledging such satisfaction and discharging of this Indenture with respect to Debt Securities of such series. The Corporation agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debt Securities of such series.

                  Section 12.02. For purposes of Section 12.01, the Corporation shall be deemed to have paid the principal of and interest on Debt Securities of any series outstanding hereunder as and when the same shall have become due and payable, if the Company shall have irrevocably deposited or caused to be deposited in trust with the Trustee funds in cash and/or Governmental Obligations sufficient to provide for timely payment of principal of, premium, if any, and interest on the Debt Securities of such series to the stated maturity or redemption, as the case may be, the sufficiency of which shall be verified in a written report of a nationally recognized, independent public accounting firm acceptable to the Trustee; provided, however, that (i) in order to have

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money available on a payment date to pay principal or interest on the Debt
Securities of such series, the Governmental Obligations shall be payable as to principal and interest on or before such payment date in such amounts as will provide the necessary money; and (ii) the Corporation shall obtain an Opinion of Counsel (which may be based on a ruling from, or published by, the Internal Revenue Service) to the effect that holders of Debt Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and provided further, however, that notwithstanding the foregoing, with respect to any series of Debt Securities which shall at the time be listed for trading on The New York Stock Exchange, there shall be no deposit of funds in cash and/or in Governmental Obligations with the Trustee to pay the principal amount, the redemption price or any installment of interest in order to discharge the Corporation's obligation in respect of any such payment if at such time the rules of The New York Stock Exchange prohibit such deposit with the Trustee. The Corporation shall provide the Trustee an Officers' Certificate stating whether such series of Debt Securities is so listed at the time of such defeasance.

                  Section 12.03. Debt Securities of a series shall be deemed to have been paid in full as between the Corporation and the respective holders (and future holders) of Debt Securities of such series upon the satisfaction and discharge of the Indenture with respect to Debt Securities of such series pursuant to Section 12.01, except that in the case of such satisfaction and discharge as a result of compliance with Section 12.02, the Debt Securities of such series shall be deemed to have been paid in full as between the Corporation and the respective holders (and future holders) of Debt Securities of such series only if (1) the deposit in trust with the Trustee by the Corporation of the funds in cash and/or Governmental Obligations as provided in Section 12.02 is not subsequently deemed a preference under the United States Bankruptcy Code as then in effect, (2) such defeasance does not result in a default under this Indenture and (3) the Corporation provides the Trustee an Officers' Certificate stating that the Corporation has complied with all conditions precedent to such defeasance.

                  Section 12.04. Subject to Section 12.06, all money or Governmental Obligations deposited with the Trustee pursuant to Section 12.02 shall be held in trust and applied by it to the payment, either directly or through the paying agent (including the Corporation acting as its own paying agent), to the holders of the particular Debt Securities of such series for the payment or redemption of which such money or Governmental Obligations shall have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest. To facilitate the defeasance of Debt Securities of a series, upon receipt of any funds in cash or payment in respect of any Governmental Obligations deposited with it pursuant to Section 12.02 and at the written direction of the Corporation, the Trustee may invest such funds or reinvest the proceeds of such payment in Governmental Obligations sufficient to provide for timely payment of principal, premium, if any, and interest on the Debt Securities to the stated maturity or redemption, as the case may be.

                  Section 12.05. In connection with the satisfaction and discharge of this Indenture with respect to Debt Securities of any series, all money or Governmental Obligations then held by the paying agent under the provisions of this Indenture with respect to such series of Debt Securities shall, upon demand of the Corporation, be paid or delivered to the Trustee and


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thereupon the paying agent, if other than the Trustee, shall be released from all further liability with respect to such money or Governmental Obligations.

                  Section 12.06. After full payment of any and all amounts due and owing (i) pursuant to any provision of this Indenture and (ii) with respect to Debt Securities of a series, the Trustee and the paying agent, if other than the Trustee, shall promptly pay to the Corporation upon written request any excess money, Governmental Obligations or Debt Securities of such series held by them at any time. Any money or Governmental Obligations deposited with or paid to the Trustee or the paying agent for the payment of the principal of, premium, if any, or interest on any Debt Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any, or interest shall become due and payable, shall, upon the written request of the Corporation and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, be repaid or delivered to the Corporation by the Trustee for such series or by the paying agent, if other than the Trustee, and the holder of the Debt Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Corporation for any payment which such Debt Securityholder may be entitled to collect, and all liability of the Trustee or the paying agent, if other than the Trustee, with respect to such money or Governmental Obligations shall thereupon cease.

                                ARTICLE THIRTEEN

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, AND DIRECTORS

                  Section 13.01. No recourse shall be had for the payment of the principal of (and premium, if any) or interest, if any, on any Debt Security, or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant, or agreement of this Indenture, against any incorporator, stockholder, officer, or director, as such, past, present, or future, of the Corporation or of any successor corporation, either directly or through the Corporation or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer, or director, as such, past, present, or future, of the Corporation or of any successor corporation, either directly or through the Corporation or any successor corporation, because of the incurring of the indebtedness hereby authorized, or under or by reason of any of the obligations, covenants, promises, or agreements contained in this Indenture or in any of the Debt Securities or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer, and director is, by the acceptance of the Debt Securities, and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Debt Securities, expressly waived and released.



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                                ARTICLE FOURTEEN

                             SUPPLEMENTAL INDENTURES

                  Section 14.01. The Corporation (when authorized by a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of or all the following purposes:

                           (a) to add to the covenants and agreements of the
Corporation, to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, for the protection or benefit of the holders of the Debt Securities of any or all series (and if such covenants and agreements are to be for less than all series of Debt Securities, stating that such covenants or agreements are expressly being included for the benefit of such series);

                           (b) to evidence the succession of another corporation
to the Corporation, or successive successions, and the assumption by a successor corporation of the covenants and obligations of the Corporation in the Debt Securities and in this Indenture or any supplemental indenture contained;

                           (c) to cure any ambiguity or to correct or supplement
any provision contained herein which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provision in regard to matters or questions arising under this Indenture which the Board of Directors of the Corporation may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Debt Securities in any material respect;

                           (d) to evidence and provide for the acceptance of
appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one trustee;

                           (e) to establish the form or terms of Debt Securities
of any series as permitted by Sections 2.01 and 3.01 or to authorize the issuance of additional Debt Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Debt Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed;

                           (f) to add, delete or modify any covenant, agreement
or events of default with respect to all or any series of Debt Securities, the form and terms of which are being established pursuant to such supplemental indenture as permitted in Sections 2.01 and 3.01 (and, if any such covenant, agreement or event of default is applicable to fewer than all such series of the Debt Securities, specifying the series to which such covenant, agreement or event of default is applicable), and to specify the rights and remedies of the Trustee and the holders of such Debt Securities in connection therewith; or

                           (g) to provide for the issuance under this Indenture
of Debt Securities in coupon form (including Debt Securities registrable as to principal only) and to provide for exchangeability of such Debt Securities for Debt Securities of such series issued hereunder in fully registered form and to make all appropriate changes for such purpose.

                  Subject to the provisions of Section 14.03, the Trustee is authorized to join with the Corporation in the execution of any such supplemental indenture, and to make the further agreements and stipulations which may be therein contained.

                  Any supplemental indenture authorized by the provisions of this Section 14.01 may be executed by the Corporation and the Trustee without the consent of the holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 14.02.

                  Section 14.02. With the consent (evidenced as provided in Article Eight) of the holders of not less than 66 2/3% in aggregate principal amount of the outstanding Debt Securities of each series affected thereby, at the time outstanding, the Corporation, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holder of any Debt Security; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debt Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal (or premium, if any) thereof, or reduce the amount of principal of an Original Issue Discount Security which would be due and payable upon a declaration of acceleration of the maturity thereof, without the consent of the holder of such Debt Security, or (ii) reduce the aforesaid percentage of Debt Securities of any series, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all the Debt Securities of all such series affected thereby then outstanding, or (iii) modify, without the written consent of the Trustee, the rights, duties, or immunities of the Trustee.

                  It shall not be necessary for the consent of the holders of the Debt Securities of any series under this Section 14.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Any consent given by any holder of a Debt Security under this
Section 14.02 shall be irrevocable for a period of six months after the day of execution thereof, but may be revoked at any time thereafter by such holder or by his successor in title by filing written notice of such revocation with the Trustee at its corporate trust office; provided, however, that such consent shall not be revocable after the holders of not less than 66 2/3% in aggregate principal amount of the Debt Securities of the series of which such Debt Security is a part at the time outstanding shall have consented to such supplemental indenture. No notation on any Debt Security of the fact of such consent shall be necessary, but any such written consent by the holder of any Debt Security shall be conclusive and binding on all future holders and owners of the same Debt Security and of all Debt Securities delivered in exchange therefor, unless revoked in the manner and during the period provided in this
Section 14.02.

                  Promptly after the execution by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of this Section 14.02, the Corporation shall



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mail a notice, setting forth in general terms the substance of such supplemental indenture, to the holders of Debt Securities of the affected series at their addresses as the same shall then appear in the register of the Corporation. Any failure of the Corporation to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 14.03. Upon the request of the Corporation, accompanied by an Officers' Certificate and Opinion of Counsel required by
Section 15.04 and by:

                           (a) a supplemental indenture duly executed on behalf
of the Corporation;

                           (b) a copy of a Board Resolution authorizing the
execution and delivery of said supplemental indenture;

                           (c) an Opinion of Counsel, stating that said
supplemental indenture complies with, and that the execution thereof is authorized or permitted by, the provisions of this Indenture; and

                           (d) if said supplemental indenture shall be executed
pursuant to Section 14.02, evidence (as provided in Article Eight) of the consent thereto of the Debt Securityholders required to consent thereto as in
Section 14.02 provided,

                  The Trustee shall join with the Corporation in the execution of said supplemental indenture unless said supplemental indenture affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise or is not reasonably acceptable to the Trustee, in which case the Trustee may in its discretion, but shall not be obligated to, enter into said supplemental indenture; and, subject to the provisions of Section 11.02, the Trustee shall be fully protected in executing any such supplemental indenture and accepting any additional trusts created thereby or any modifications effected thereby of this Indenture or of the trusts created by this Indenture, in reliance upon such Board Resolution and Opinion of Counsel and (if required as aforesaid) evidence of consent of Debt Securityholders.

                  Section 14.04. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Fourteen, this Indenture shall be and be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties, and immunities under this Indenture of the Trustee, the Corporation, and the holders of Debt Securities shall thereafter be determined, exercised, and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 14.05. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Fourteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation or the Trustee shall so determine, new Debt Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Corporation, to any modification of this Indenture contained in any such supplemental indenture may be prepared by


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the Corporation, authenticated, and delivered as hereinbefore provided in exchange for the Debt Securities of such series then outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the holders of the Debt Securities.

                  Section 14.06. Every supplemental indenture executed pursuant to the provisions of this Article Fourteen shall conform to the requirements of the Trust Indenture Act of 1939.

                                 ARTICLE FIFTEEN

                            MISCELLANEOUS PROVISIONS

                  Section 15.01. Subject to the provisions of Section 6.04, nothing contained in this Indenture or in the Debt Securities shall be deemed to prevent the consolidation or merger of the Corporation with or into any other corporation, or the merger into the Corporation of any other corporation, or the sale by the Corporation of its property and assets as, or substantially as, an entirety, or otherwise; provided, however, that (1) in case of any such consolidation or merger, the corporation resulting from such consolidation or any corporation other than the Corporation into which such merger shall be made shall succeed to and be substituted for the Corporation with the same effect as if it had been named as the Corporation herein and shall become liable and be bound for, and shall expressly assume, by indenture executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Debt Securities then outstanding and the performance and observance of each and every covenant and condition of this Indenture on the part of the Corporation to be performed or observed, and (2) as a condition of any such sale of the property and assets of the Corporation as, or substantially as, an entirety, the corporation to which such property and assets shall be sold shall (a) expressly assume, as a part of the purchase price thereof, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Debt Securities and the performance and observance of all the covenants and conditions of this Indenture on the part of the Corporation to be performed or observed, and (b) simultaneously with the delivery to it of the conveyances or instruments of transfer of such property and assets, execute and deliver to the Trustee a proper indenture in form satisfactory to the Trustee, whereby such purchasing corporation shall so assume the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Debt Securities then outstanding and the performance and observance of each and every covenant and condition of this Indenture on the part of the Corporation to be performed or observed, to the same extent that the Corporation is bound and liable.

                  The Corporation will not consolidate with any other corporation or accept a merger of any other corporation into the Corporation or permit the Corporation to be merged into any other corporation, or sell its properties and assets as, or substantially as, an entirety, except upon the terms and conditions set forth in this Section 15.01 and Section 6.04. Upon any consolidation or merger, or any sale of the properties and assets of the Corporation as, or substantially as, an entirety in accordance with the provisions of this Section 15.01, the corporation formed by such consolidation or into which the Corporation shall have been merged or to which such sale shall have been made shall succeed to and be substituted for the Corporation with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such corporation may exercise each and every right and power of the

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Corporation under this Indenture, in the name of the Corporation or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by any board or officer of the Corporation may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Corporation hereunder.

                  Section 15.02. Nothing in this Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any person or corporation other than the parties hereto and the holders of the Debt Securities any right, remedy, or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise, or agreement hereof, and all covenants, conditions, stipulations, promises, and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Debt Securities.

                  Section 15.03. Whenever in this Indenture the Corporation shall be required to do or not to do anything "so long as any of the Debt Securities shall be outstanding", the Corporation, notwithstanding any such provision, shall not be required to comply with such provision if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, although the holders of any of the Debt Securities shall have failed to present and surrender them for payment pursuant to the provisions of this Indenture.

                  Section 15.04. As evidence of compliance with the conditions precedent provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to the satisfaction and discharge of this Indenture or to any other action to be taken or omitted to be taken by the Trustee at the request or upon the application of the Corporation, the Corporation will furnish to the Trustee an Officers' Certificate, signed as provided in this Section 15.04, stating that such conditions precedent have been complied with and an Opinion of Counsel stating that in his opinion such conditions precedent have been complied with.

                  Unless herein otherwise expressly provided, any order, notice, request, certificate, or statement of the Corporation required or permitted to be filed with the Trustee, or to be made or given under any provision hereof, shall be sufficient if it shall have been signed by the Chairman, Vice Chairman, President, or one of the Vice Presidents and by the Treasurer or one of the Assistant Treasurers or the Secretary or one of the Assistant Secretaries of the Corporation.

                  In any case in which it is provided herein that an Opinion of Counsel shall or may be furnished to the Trustee, the counsel rendering such opinion may be counsel for the Corporation.

                  Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such condition or covenant, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has

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been complied with, and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Notwithstanding any provision of this Indenture authorizing the Trustee conclusively to rely upon any certificates or opinions, the Trustee, before granting any application by the Corporation to take or refrain from taking any other action in reliance thereon, may, but shall not be obligated to, require any further evidence or make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances, and in connection therewith the Trustee may examine or cause to be examined the pertinent books, records, and premises of the Corporation or of any subsidiary; and the Trustee shall, in any such case, require such further evidence or make such further investigation as may be requested by the holders of a majority in principal amount of the Debt Securities of all series (each series voting as a class) affected thereby then outstanding; provided, that, if payment to the Trustee of the costs, expenses, and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee before making such investigation may require reasonable indemnity against such costs, expenses, or liabilities. Any further evidence which may be requested by the Trustee pursuant to any of the provisions of this paragraph shall be furnished by the Corporation at its own expense; and any costs, expenses, and liabilities incurred by the Trustee pursuant to any of the provisions of this paragraph shall be paid by the Corporation, or, if paid by the Trustee, shall be repaid by the Corporation, upon demand, with interest at the rate of 6% per annum, and, until such repayment, shall be secured by a lien on any moneys held by the Trustee hereunder prior to any rights therein of the holders of Debt Securities.

                  Section 15.05. All Debt Securities paid, exchanged, surrendered for registration of transfer, or otherwise retired shall, if surrendered to the Corporation or to any paying agent, be delivered to the Trustee for cancellation and shall be canceled by it or, if surrendered to the Trustee, shall be canceled by it, and, except as otherwise provided in Article Two, Section 4.03 and Section 14.05, no Debt Securities shall be issued under this Indenture in lieu thereof. The Trustee shall make appropriate notations in its records in respect of all such Debt Securities and shall deliver the canceled Debt Securities to or on the order of the Corporation or shall dispose of such Debt Securities as directed by the Corporation and deliver a certificate of such disposition to the Corporation. If the Corporation shall acquire any of the Debt Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are surrendered to the Trustee for cancellation.

                  Section 15.06. If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the Trust Indenture Act of 1939, the imposed duties shall control. The provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 that impose duties on any person (including provisions automatically deemed included in an indenture unless the indenture provides that such provisions are excluded) are a part of and govern this Indenture.

                  Section 15.07. Any notice or demand authorized by this Indenture to be served on or given to the Corporation shall be sufficiently served or given for all purposes if it shall be sent by registered mail to the Corporation addressed to it at 1211 Avenue of the Americas, New York,

NY 10036, or at such other address as may have been furnished in writing to the Trustee by the Corporation.

                  Any notice or demand authorized by this Indenture to be served on or given to the Trustee shall be sufficiently served or given for all purposes if it shall be sent by registered mail to the Trustee addressed to it at the corporate trust office of the Trustee, or at such other address as may have been furnished in writing to the Corporation by the Trustee.

                  Any notice required or permitted to be mailed to a Debt Securityholder by the Corporation or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited first class postage prepaid, in a post office letter box in the United States addressed to such Debt Securityholder at the address of such holder as shown in the Debt Security register.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Debt Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 15.08. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 15.09. This Indenture and each Debt Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

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                  IN WITNESS WHEREOF, CIT Group Inc. has caused this Indenture to be executed in its corporate name by its Chairman, Vice Chairman, President, or one of its Vice Presidents, and its corporate seal to be hereunto affixed, Bank One Trust Company, N.A., in evidence of its acceptance of the trust hereby created, has caused this Indenture to be executed in its corporate name by one of its authorized officers, and its seal to be hereunto affixed, all as of the date first above written and Bank One NA, London Branch, in evidence of its acceptance of the appointment as London Paying Agent and London Calculation Agent hereunder, has caused this First Supplemental Indenture to be executed in its corporate name by one of its authorized officers, and its seal to be hereunto affixed and to be attested by one of its authorized officers, all as of the date first above written.

                                        CIT GROUP INC.


                                        By /s/ GLENN A. VOTEK
                                          ------------------------
                                          Name:  Glenn A. Votek
                                          Title: Executive Vice President/
                                                 Treasurer

Attest:


-------------------------
Title:


[Corporate Seal]



                                        BANK ONE TRUST COMPANY, N.A., as Trustee


                                        By /s/ EVA ARYEETEY
                                          ----------------------------
                                          Name:  Eva Aryeetey
                                          Title: Account Executive

Attest:

/s/ SANDY WHALEN
-------------------------
Title: Vice President


[Corporate Seal]

                  [continuation of signature page to Indenture]



                                    BANK ONE NA, LONDON BRANCH
                                    as London Paying Agent and London
                                    Calculation Agent




                                    By /s/ ANNA HOGG
                                       ------------------------------
                                       Name:  Anna Hogg
                                       Title: Assistant Vice President


Attest:


-----------------------
Title: